Exhibit 10.15

Execution

RECAPITALIZATION AGREEMENT

by and among

BARRACUDA NETWORKS, INC.,

THE INVESTORS NAMED HEREIN

and

THE SELLING STOCKHOLDERS NAMED HEREIN

August 23, 2012

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

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TABLE OF CONTENTS

(Continued)

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TABLE OF CONTENTS

(Continued)

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EXHIBITS AND SCHEDULES

Exhibits:

Exhibit A	–	Amended and Restated Certificate of Incorporation
Exhibit B	–	Amended and Restated Voting Agreement
Exhibit C	–	Amended and Restated Investors Rights Agreement
Exhibit D	–	Right of First Refusal Agreement
Exhibit E	–	Management Rights Agreement for Sequoia Capital
Exhibit F	–	Management Rights Agreement for Francisco Partners
Exhibit G	–	Director Indemnification Agreement
Exhibit H	–	Non-Competition Agreement
Exhibit I	–	No-Hire and Non-Solicitation Agreement

Schedules:

Dividend Schedule

Schedule of Investors

Schedule of Selling Stockholders

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RECAPITALIZATION AGREEMENT

THIS RECAPITALIZATION AGREEMENT (this “Agreement”) is made and entered into as of August 23, 2012, by and among Barracuda Networks, Inc., a Delaware corporation (the “Company”), the Persons listed on the Schedule of Investors attached hereto (collectively referred to herein as the “Investors” and individually as an “Investor”), the Persons listed on the Schedule of Selling Stockholders attached hereto (collectively referred to herein as the “Selling Stockholders” and individually as a “Selling Stockholder”). The Company, the Investors and the Selling Stockholders are sometimes collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in ARTICLE 10.

WHEREAS, the Selling Stockholders own an aggregate of 88,024,941 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), representing approximately 55.9% of the Common Stock on a Fully-Diluted Basis;

WHEREAS, the Investors and their Affiliates own an aggregate of 30,150,753 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred”), and 7,539,186 shares of Common Stock representing approximately 23.9% of the Common Stock on a Fully-Diluted Basis;

WHEREAS, the Company desires to pay a dividend to all stockholders of the Company;

WHEREAS, the Company desires to issue and sell to the Investors and the Investors desire to purchase from the Company newly-authorized shares of Series B Preferred Stock of the Company, par value $0.001 (the “Series B Preferred” and, together with the Series A Preferred, the “Preferred Stock”), a portion of which will be paid by certain Investors by reinvesting all or part of the Dividend received by such Investors; and

WHEREAS, the Company desires to use the entire amount raised in connection with the sale of the Series B Preferred to repurchase shares of Common Stock from the Selling Stockholders.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE 1

DIVIDEND

1A.	Dividend

The Company shall use cash on hand to pay a dividend (the “Dividend”) pursuant to the terms of the Company’s Certificate of Incorporation in an amount as close to One Hundred Thirty Million Dollars ($130,000,000) as possible (taking rounding into account). For information purposes only, the portion of the Dividend which would be payable to each of the Company’s stockholders if there are no changes to the Company’s issued and outstanding capital stock prior to the record date set by the Board in connection with the declaration of the Dividend (the “Record Date”) is set forth on the Dividend Schedule attached hereto. The Company shall provide a final, updated Dividend Schedule (the “Final Dividend Schedule”) based on the issued and outstanding capital stock as of the Record Date promptly following such Record Date and in any event, no later than two (2) business days prior to the Closing.

ARTICLE 2

STOCK PURCHASE AND REPURCHASE

2A.	Authorization

(i) Subject to the satisfaction or waiver of the conditions set forth in ARTICLE 4, immediately prior to the Closing, the Company shall file the Amended and Restated Certificate of Incorporation of the Company, in the form of Exhibit A attached hereto (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

(ii) Subject to the satisfaction or waiver of the conditions set forth in ARTICLE 4, immediately prior to the Closing, the Company shall authorize the issuance to the Investors of an aggregate of Twenty Two Million Seven Hundred Twenty Seven Thousand Nine Hundred Thirteen (22,727,913) shares of Series B Preferred, having the rights and preferences set forth in the Certificate of Incorporation. The Series B Preferred shall be initially convertible into Twenty Two Million Seven Hundred Twenty Seven Thousand Nine Hundred Thirteen (22,727,913) shares of Common Stock (representing 14.4% of the Company’s Common Stock on a Fully-Diluted Basis as of the Closing, assuming conversion of the Series B Preferred, the Series A Preferred and the issuance of all unallocated stock options.

2B.	Investment Transaction

On the basis of the representations, warranties, covenants and agreements set forth herein and subject to the satisfaction or waiver of the conditions set forth in ARTICLE 3 and ARTICLE 4 and the simultaneous consummation of the Repurchase Transaction (as defined below), the Company and each of the Investors agree to and shall consummate the following transaction (the “Investment Transaction”) at the Closing:

(i) the Company shall sell to the Investors, and the Investors shall purchase from the Company, an aggregate of Twenty Two Million Seven Hundred Twenty Seven Thousand Nine Hundred Thirteen (22,727,913) shares of Series B Preferred, with the number of shares of Series B Preferred to be purchased by each Investor set forth opposite such Investor’s name on the Schedule of Investors attached hereto (as such number of shares may be adjusted, if necessary, in accordance with the footnotes set forth on the Schedule of Investors) for an aggregate purchase price equal to One Hundred Twenty Seven Million Seven Hundred Fifty Two Thousand Two Hundred Seventy Two Dollars and Eighty Eight Cents ($127,752,272.88) (the “Preferred Stock Purchase Price”), payable in the manner set forth in Paragraph 2D(iii) below; and

(ii) the Investors shall pay to the Company (in the manner set forth in Paragraph 2D(iii) below) the portion of the Preferred Stock Purchase Price set forth opposite such Investor’s name on the Schedule of Investors attached hereto (as such amount may be adjusted, if necessary, in accordance with the footnotes set forth on the Schedule of Investors).

2C.	Repurchase Transaction

On the basis of the representations, warranties, covenants and agreements set forth herein and subject to the satisfaction or waiver of the conditions set forth in ARTICLE 4 and the simultaneous consummation of the Investment Transaction, the Company and each of the Selling Stockholders agree to and shall consummate the following transaction (the “Repurchase Transaction”) at the Closing:

(i) each Selling Stockholder shall sell, transfer, assign and deliver to the Company, and the Company shall accept, assume and receive from each Selling Stockholder, the number of shares of Common Stock set forth opposite such Selling Stockholder’s name on the Schedule of Selling Stockholders attached hereto for an aggregate purchase price equal to One Hundred Twenty Seven Million Seven Hundred Fifty Two Thousand Two Hundred Seventy Two Dollars and Eighty Six Cents ($127,752,272.86) (the “Common Stock Purchase Price”), payable in the manner set forth in Paragraph 2D(iv) below; and

(iii) the Company shall pay to each Selling Stockholder (in the manner set forth in Paragraph 2D(iv) below) the portion of the Common Stock Purchase Price set forth opposite such Selling Stockholder’s name on the Schedule of Selling Stockholders attached hereto.

2D.	Closing

The closing of the Dividend, the Investment Transaction and Repurchase Transaction (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 950 Page Mill Road, Palo Alto, California 94304, or at such other place as may be mutually agreeable to each of the Parties, at 10:00 a.m., local time, on (i) the second business day following the satisfaction or waiver by the Party entitled to the benefit thereof of the conditions to the Closing set forth in ARTICLE 3, ARTICLE 4 and ARTICLE 5 (other than the conditions to be satisfied at the Closing, but subject to the satisfaction of such conditions at the Closing), or (ii) such other date as the Investors, the Company and the Selling Stockholders mutually agree (the “Closing Date”). The Dividend, the Investment Transaction and the Repurchase Transaction shall each constitute a separate transaction hereunder. Subject to the satisfaction of the conditions to the Closing set forth in ARTICLE 3, ARTICLE 4 and ARTICLE 5, at the Closing, the Parties shall consummate the Dividend, the Investment Transaction and the Repurchase Transaction in the following manner and in the following order (except that each of the transactions shall be deemed to have been consummated simultaneously and none of the transactions described below shall be consummated unless all of such transactions are consummated):

(i) The Company shall pay to each stockholder the percentage of the Dividend set forth opposite such stockholder’s name on the Final Dividend Schedule; provided that any Investor shall be entitled to direct the Company to apply all or any portion of such dividend payment to be received by such Investor towards such Investor’s obligation to make a payment to the Company under Paragraph 2D(ii) below. Payments to be made pursuant to this Paragraph 2D(i) to Investors and Selling Stockholders shall be made by wire transfer of immediately available funds to an account designated by such Person.

(ii) Each Investor shall deliver to the Company such Investor’s portion of the Preferred Stock Purchase Price as set forth on the Final Dividend Schedule by wire transfer of immediately available funds to an account designated by the Company or by offsetting such amount by the amount payable to such Investor under Paragraph 2D(i) above.

(iv) The Company shall deliver to each Investor a stock certificate representing the shares of Series B Preferred purchased by such Investor, as set forth opposite such Investor’s name on the Schedule of Investors attached hereto, registered in such Investor’s name.

(v) The Company shall pay to each Selling Stockholder by wire transfer of immediately available funds to an account designated by such Selling Stockholders an amount equal to such Selling Stockholder’s portion of the Common Stock Purchase Price allocable to each of the Selling Stockholders as set forth on the Schedule of Selling Stockholders attached hereto (the “Repurchase Transaction Proceeds”).

(vi) Each of the Selling Stockholders shall deliver to the Company the original stock certificate(s) representing the shares of Common Stock sold by such Selling Stockholder to the Company, as set forth on the Schedule of Stockholders attached hereto, duly endorsed in blank; and, if a Selling Stockholder delivers a stock certificate(s) representing more than the number of shares of Common Stock sold by such Selling Stockholders to the Company, the Company shall deliver to such Selling Stockholder a stock certificate representing the shares of Common Stock owned by such Selling Stockholder after such sale.

2E.	Closing Documents

Subject to the satisfaction or waiver of the conditions to the Closing set forth in ARTICLE 3 and ARTICLE 4, at the Closing:

(i) the Company shall deliver to the Investors all of the following documents: (a) certified copies of the resolutions duly adopted by the Board authorizing the execution, delivery and performance of this Agreement and the other Transaction Agreements to which it is a party and the transactions contemplated hereby and thereby, including without limitation, the adoption and filing of the Certificate of Incorporation, the amendment to the Equity Incentive Plan, the declaration of the Dividend and the approval of the Investment Transaction and the Repurchase Transaction; and (b) certified copies of the Certificate of Incorporation and the Bylaws of the Company, both of which shall be in full force and effect under the laws of the State of Delaware as of the Closing and shall not have been amended or modified.

(ii) the Company, the Selling Stockholders, the Investors and all Persons listed on the signature pages attached thereto shall enter into: (a) an Amended and Restated Voting Agreement in the form of Exhibit B attached hereto (the “Voting Agreement”); (b) an Amended and Restated Investor Rights in the form of Exhibit C attached hereto (the “Investors Rights Agreement”); and (c) an Amended and Restated Right of First Refusal Agreement in the form of Exhibit D attached hereto (the “ROFR Agreement”).

(iii) the Company shall enter into a Management Rights Agreements with the Investors in the forms of Exhibit E and Exhibit F attached hereto (the “Management Rights Agreements”).

(iv) the Company and the Directors nominated by the Investors (as defined in the Voting Agreement) shall enter into a Director Indemnification Agreement in the form of Exhibit G attached hereto (the “Director Indemnification Agreement”).

(v) each of the Selling Stockholders shall execute and deliver a Non-Competition Agreement in the form of Exhibit H attached hereto (the “Non-Competition Agreement”).

(vi) each of the Selling Stockholders shall execute and deliver a No-Hire and Non-Solicitation Agreement in the form of Exhibit I attached hereto (the “No-Hire and Non-Solicitation Agreement”).

ARTICLE 3

CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS

The obligation of the Investors to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction as of the Closing of the following conditions (any of which may be waived in whole or in part solely by the unanimous consent of all Investors):

3A.	Representations and Warranties

Each of the representations and warranties contained in ARTICLE 6 and ARTICLE 7 hereof that are subject to materiality qualifications shall be true and correct in all respects at and as of the Closing, and each of the representations and warranties contained in ARTICLE 6 and ARTICLE 7 hereof that are not subject to materiality qualifications shall be true and correct in all material respects at and as of the Closing, in each case as though made on and as of the Closing Date.

3B.	Covenants

The Company and the Selling Stockholders shall have performed in all material respects all of the covenants required to be performed by such Parties hereunder prior to the Closing.

3C.	Closing Certificate

The Investors shall have received a certificate of the Company, signed by an officer of the Company, stating that the conditions specified in Paragraphs 3A and 3B have been fully satisfied.

3D.	Opinion

The Company shall have received the opinion of Valuation Research Corporation that the payment of the Dividend (i) will not cause the Company to be insolvent and (ii) satisfies the financial requirements of applicable corporate law and the Dividend shall have been declared by the Company’s board of directors (“Board”) with a record date prior to the Closing Date.

3E.	Repurchase Transaction

The Company and the Selling Stockholders shall have simultaneously consummated the Repurchase Transaction in the manner set forth in Paragraph 2C.

3F.	Litigation

No suit, action or other proceeding shall be pending or threatened before any Governmental Entity seeking to restrain or prohibit the transactions contemplated hereby (other than any such suit, action or proceeding brought by any of the Parties against any of the other Parties), and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

3G.	Third Party Consents and Approvals

The Company shall have received or obtained all consents and approvals that are required in order to prevent a breach of or default under, a termination or modification of, or acceleration of the terms of, any contract, agreement or document identified with an asterisk “(*)” on the attached Contracts Schedule (collectively, the “Third Party Approvals”) as a result of the consummation of the transactions contemplated hereby, in each case on terms and conditions reasonably satisfactory to the Investors.

3H.	Governmental Consents and Approvals

The Parties shall have received or obtained all governmental and regulatory consents and approvals that are required to consummate the transactions contemplated by this Agreement (collectively, the “Governmental Approvals”).

3I.	Good Standing Certificate

The Investors shall have received a good standing certificate of the Company from the Secretary of State of the State of Delaware, dated as of a date not more than three (3) business days prior to the Closing Date.

3J.	Material Adverse Effect

Since February 29, 2011, there shall have been no Material Adverse Effect.

3K.	Internal Investigation Report

The Investors shall have received the final report detailing the results of the Company’s internal investigation regarding the Company’s compliance with applicable U.S. export control and economic sanctions laws, regulations administered by the U.S. Office of Foreign Asset Control (“OFAC”), the U.S. Department of Commerce (“Commerce”) and the Department of State (“State”) (the “Internal Investigation Report”) and shall have had ten (10) business days to review the Internal Investigation Report.

ARTICLE 4

CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

The obligation of the Company to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction as of the Closing of the following conditions (any of which may be waived in whole or in part solely by the Company):

4A.	Representations and Warranties

Each of the representations and warranties contained in ARTICLE 7 and ARTICLE 8 hereof that are subject to materiality qualifications shall be true and correct in all respects at and as of the Closing, and each of the representations and warranties contained in ARTICLE 7 and ARTICLE 8 hereof that are not subject to materiality qualifications shall be true and correct in all material respects at and as of the Closing, in each case as though made on and as of the Closing Date. Covenants. The Investors shall have performed in all material respects all of the covenants required to be performed by the Investors hereunder prior to the Closing. The Selling Stockholders shall have performed in all material respects all of the covenants required to be performed by the Selling Stockholders hereunder prior to the Closing.

4C.	Litigation

No suit, action or other proceeding shall be pending or threatened before any Governmental Entity seeking to restrain or prohibit the transactions contemplated hereby (other than any such suit, action or proceeding brought by any of the Parties against any of the other Parties), and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

4D.	Governmental Consents and Approvals

The Parties shall have received or obtained all Governmental Approvals that are required to consummate the transactions contemplated hereby.

4E.	Investment Transaction

The Investors shall have simultaneously purchased the shares of Series B Preferred and delivered the Preferred Stock Purchase Price to the Company in the manner set forth in Paragraph 2B.

4F.	Repurchase Transaction

The Selling Stockholders shall have tendered their shares of Common Stock to consummate the Repurchase Transaction in the manner set forth in Paragraph 2C.

4G.	Opinion

The Company shall have received the opinion of Valuation Research Corporation that the payment of the Dividend (a) will not cause the Company to be insolvent and (b) satisfies the financial requirements of applicable corporate law.

ARTICLE 5

CONDITIONS TO THE OBLIGATIONS OF THE SELLING STOCKHOLDERS

The obligation of the Selling Stockholders to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction as of the Closing of the following conditions (any of which may be waived in whole or in part solely by the unanimous consent of the Selling Stockholders):

5A.	Representations and Warranties

Each of the representations and warranties contained in ARTICLE 8 that are subject to materiality qualifications shall be true and correct in all respects at and as of the Closing, and each of the representations and warranties contained in ARTICLE 8 hereof that are not subject to materiality qualifications shall be true and correct in all material respects at and as of the Closing, in each case as though made on and as of the Closing Date.

5B.	Covenants

The Company shall have performed in all material respects all of the covenants required to be performed by the Company hereunder in connection with the Repurchase Transaction prior to the Closing.

5C.	Litigation

No suit, action or other proceeding shall be pending or threatened before any Governmental Entity seeking to restrain or prohibit the Repurchase Transaction (other than any such suit, action or proceeding brought by any of the Parties against any of the other Parties), and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

5D.	Opinion

The Company shall have received the opinion of Valuation Research Corporation that the payment of the Dividend (i) will not cause the Company to be insolvent and (ii) satisfies the financial requirements of applicable corporate law and the Dividend shall have been declared by the Company’s Board with a record date prior to the Closing Date.

5E.	Repurchase Transaction

The Company and the Selling Stockholders shall have simultaneously consummated the Repurchase Transaction in the manner set forth in Paragraph 2C.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As a material inducement to the Investors to enter into this Agreement and purchase the Series B Preferred hereunder, the Company hereby represents and warrants to the Investors, as of the date of this Agreement, that except as set forth in the disclosure letter delivered by the Company to the Investors pursuant to Paragraph 9I(ix) hereof (which disclosures shall identify the paragraph or subparagraph of this Agreement to which they apply but shall also qualify such other paragraphs or subparagraphs of this Agreement to the extent that it is reasonably apparent on its face (with or without a specific cross-reference) from a reading of the disclosure items that such disclosure is applicable to such other paragraph or subparagraph) (the “Company Disclosure Letter”) as follows:

6A.	Organization, Corporate Power and Licenses

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where the failure to be so qualified would not have a Material Adverse Effect. The Company possesses all requisite corporate power and authority and all Licenses and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and to carry out the transactions contemplated by this Agreement, except for those Licenses the failure of which to have would not reasonably be expected to (x) subject the Company to any material liability or (y) adversely affect in any material respect the Company’s ability to conduct its business as presently conducted. A correct and complete copy of the Company’s current Bylaws have been furnished or made available to the Investors’ counsel, and there are no amendments to the Company’s current Bylaws that have not been furnished or made available to the Investors’ counsel. The attached Officers and Directors Schedule lists all of the current officers and directors of the Company and each of its Subsidiaries on the date hereof.

6B.	Capital Stock and Related Matters

(i) On the date hereof, the authorized capital stock of the Company consists of (a) 31,500,000 shares of preferred stock, of which 31,500,000 shares are designated as Series A Preferred Stock and 30,150,753 of which are outstanding and held by certain of the Investors as set forth on the attached Capitalization Schedule and (b) 195,000,000 shares of Common Stock, of which 105,762,189 shares are issued and outstanding and held of record by the Selling Stockholders and other Persons as set forth on the attached Capitalization Schedule, 31,500,000 shares are reserved for issuance upon conversion of the Series A Preferred and 21,516,196 shares are reserved for issuance upon exercise of stock options or vesting of restricted stock units issued or available for issuance under the Equity Incentive Plan.

(ii) Immediately following the consummation of the Investment Transaction and the Repurchase Transaction, the authorized capital stock of the Company will consist of (a) 52,878,666 shares of preferred stock, of which 30,150,753 are outstanding shares will be designated as Series A Preferred Stock and held by certain of the Investors as set forth on the attached Capitalization Schedule and 22,727,913 shares will be designated as Series B Preferred Stock and held by the Investors as set forth on the Schedule of Investors and (b) 210,307,804 shares of Common Stock, of which 83,034,276 shares shall be issued and outstanding and held of record by the Selling Stockholders and other Persons as set forth on the attached Capitalization Schedule, 52,878,666 shares shall be reserved for issuance upon conversion of the Series A Preferred and the Series B Preferred and 21,516,196 shares shall be reserved for issuance upon exercise of stock options or vesting of restricted stock units issued or available for issuance under the Equity Incentive Plan.

(iii) Except as set forth on the Capitalization Schedule and except as provided in this Agreement, on the date hereof, neither the Company or any of its Subsidiaries will have authorized or outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights (whether contract rights or otherwise) or options to subscribe for or to purchase or otherwise acquire its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans. Neither the Company or any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, other than in connection with the Repurchase Transaction and as set forth in the Certificate of Incorporation. All of the outstanding shares of the Company’s capital stock were validly issued and are fully paid and non-assessable.

(iv) Except as set forth on the Capitalization Schedule and except as provided in the Investors’ Rights Agreement, there are no statutory or contractual shareholder preemptive rights or rights of first refusal or other similar restrictions with respect to the issuance of the Series B Preferred hereunder, the issuance of any Common Stock upon the conversion of the Preferred Stock or the consummation of the Repurchase Transaction, provided, however, the Common Stock issuable upon conversion of the Preferred Stock is subject to restrictions on transfer under applicable federal or state securities Laws. Subject to the accuracy of the Investors’ representations and warranties in ARTICLE 8, and the representations and warranties made by all of the Company’s investors in connection with the offer, sale or issuance of all equity securities previously issued, the Company has not violated, in any material respect, any applicable federal or state securities Laws in connection with the offer, sale or issuance of any of its equity securities and the issuance of the Series B Preferred hereunder and the issuance of Common Stock upon the conversion of the Preferred Stock does not require registration under the Securities Act or any applicable state securities Laws. Except as set forth in the Voting Agreement, there are no agreements or understandings between the Company, on the one hand, and the Company’s shareholders or any other Person on the other hand with respect to the voting or transfer of the Company’s capital stock or with respect to any other aspect of the Company’s governance and, to the Company’s knowledge, there is no agreement among the Company’s shareholders or among any other person with respect to the foregoing.

6C.	Subsidiaries; Investments

The attached Investments and Subsidiaries Schedule correctly sets forth the name of each Subsidiary of the Company, the jurisdiction of its incorporation and, with respect to any wholly-owned Subsidiary, the Persons owning the outstanding capital stock of such Subsidiary and, with respect to any non wholly-owned Subsidiary, the ownership interest of the Company or its direct or indirect Subsidiary in such entity. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, possesses all requisite corporate power and authority and all material Licenses and authorizations necessary to own its properties and to carry on its businesses as now being conducted and is qualified in every jurisdiction in which the failure to so qualify has had or could reasonably be expected to have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable, and all such shares that are owned by the Company or another Subsidiary are free and clear of any Encumbrance and not subject to any option or right to purchase any such shares. Neither the Company nor any Subsidiary has any obligation to make any additional Investments in any Person.

6D.	Authorization; No Breach

The execution, delivery and performance of this Agreement, the Voting Agreement, the Investors’ Rights Agreement and all of the other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Series B Preferred, the consummation of the Repurchase Transaction and the issuance of Common Stock upon the conversion of the Preferred Stock have been duly authorized by the Company. This Agreement, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect which affect creditors’ rights generally and by general principles of equity, and the Certificate of Incorporation, when filed under the laws of the State of Delaware in accordance with the terms hereof, and all other agreements and instruments contemplated hereby to which the Company is a party, except for the Non-Competition Agreement and No-Hire and Non-Solicitation Agreements, when executed and delivered by the Company in accordance with the terms hereof, shall each constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect which affect creditors’ rights generally and by general principles of equity. The execution and delivery by the Company of this Agreement, the Voting Agreement, the Investors’ Rights Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, the issuance of the Series B Preferred, the consummation of the Repurchase Transaction, the issuance of Common Stock upon the conversion of the Preferred Stock and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and shall not (i) conflict with or result in a breach of the material terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any Lien or Encumbrance upon the Company’s capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any Governmental Entity pursuant to, the Certificate of Incorporation or Bylaws, or any Law to which the Company is subject, or any Material Contract, order, judgment or decree to which the Company is subject, and, in the case of Laws to which the Company is subject and Material Contracts, as could not reasonably be expected to have a Material Adverse Effect.

6E.	Financial Statements

Attached hereto as the Financial Statements Schedule are the following financial statements (the “Financial Statements”):

(i) the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as of February 28, 2011 and February 28, 2010 and the related statements of income and cash flows (or the equivalent) for the fiscal year then ended; and

(ii) the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of May 31, 2012 and the related statements of income and cash flows (or the equivalent) for the fiscal year then ended (the “Latest Balance Sheet”).

Each of the foregoing Financial Statements (including the notes thereto, if any) presents fairly in all material respects the financial condition and results of operations and cash flows of the Company and its consolidated Subsidiaries as of the dates thereof and for the periods covered thereby (subject, in the case of the unaudited Financial Statements, to normal and recurring year-end audit adjustments) and has been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (subject, in the case of the Latest Balance Sheet, to the absence of footnote disclosures and normal and recurring year-end audit adjustments (none of which are expected to be material)).

6F.	Absence of Undisclosed Liabilities

Neither the Company nor any of its Subsidiaries has any obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when asserted) arising out of transactions entered into by the Company or any of its Subsidiaries, or state of facts existing at or prior to the date hereof, or any action or inaction on the part of the Company or any of its Subsidiaries at or prior to the date hereof, other than: (i) liabilities set forth on the face of the Latest Balance Sheet (rather than in any notes thereto); (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws, breach of contract, breach of warranty, tort, infringement, claim or lawsuit); (iii) obligations in respect of the transactions contemplated hereby; (iv) obligations under executory contracts entered into by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice and (v) liabilities that individually could not reasonably be expected to exceed $500,000. Notwithstanding the foregoing, this representation and warranty will not apply to (and will exclude) any liability arising out of or related to facts, events, transactions, or actions or inactions, the subject matter of which is specifically addressed by another representation or warranty set forth in this Article 6.

6G.	Accounts Receivable

All accounts and notes receivable reflected on the Latest Balance Sheet and all accounts receivable which have arisen after that date (net of allowances for doubtful accounts or provision for returns or other offsets as reflected thereon or, with respect to accounts receivable that have arisen since the date of the Latest Balance Sheet in the books and records of the Company and its consolidated Subsidiaries) are not, to the knowledge of the Company, subject to any valid set-off or counterclaim. No Person has any Lien on such receivables or any part thereof (other than Permitted Encumbrances).

6H.	No Material Adverse Effect

Since February 29, 2012 through the date hereof, there has not occurred any fact, event or circumstance which has had or would reasonably be expected to have a Material Adverse Effect. Since February 29, 2012 through the date hereof, the Company and each of its Subsidiaries has conducted its business only in the ordinary course of business.

6I.	Absence of Certain Developments

Except as expressly contemplated by this Agreement and all of the other agreements and instruments contemplated hereby to which the Company is a party, since February 29, 2012 through the date hereof, neither the Company nor any of its Subsidiaries has:

(i) issued any notes, bonds or other debt or any capital stock or other equity securities or any securities or rights convertible, exchangeable or exercisable into any capital stock or other equity securities;

(ii) borrowed or incurred or become subject to any material liabilities, except as set forth in the Latest Balance Sheet or Section 6(g) of the Company Disclosure Letter and except for current liabilities incurred in the ordinary course of business;

(iii) discharged or satisfied any material Lien or paid any obligations in excess of $500,000, other than current liabilities paid in the ordinary course of business;

(iv) declared, set aside or made any payment or dividend of cash or other property to any of the Company’s stockholders, or purchased, redeemed or otherwise acquired any stockholders’ equity securities (including any warrants, options or other rights to acquire equity securities), except for repurchases from employees, directors or consultants pursuant to the terms of their stock option or purchase agreements or similar agreements;

(v) mortgaged or pledged any of its properties or assets or subjected them to any Lien, except for Permitted Encumbrances;

(vi) sold, assigned, leased, licensed or otherwise transferred any of its material tangible assets, except in the ordinary course of business consistent with past practice;

(vii) canceled, compromised, waived, or released any material right or claim (outside of the ordinary course of business);

(viii) other than in the ordinary course of business, sold, assigned, transferred, leased, licensed or otherwise encumbered any material Company Intellectual Property Rights, disclosed any proprietary confidential information related to any Company Intellectual Property Rights to any Person (other than to the Investors and other than in circumstances in which it has imposed reasonable confidentiality restrictions), or abandoned or permitted to lapse any Company Intellectual Property Rights material to its business;

(ix) made or granted any bonus or any wage or salary increase to any executive officer (except as approved by the Compensation Committee of the Board or required by pre-existing Material Contracts and for changes in compensation in the ordinary course of business and consistent with past practice in connection with promotions or periodic reviews), or, except as approved by the Compensation Committee of the Board or as required by Law, made or granted any material increase in any employee benefit plan or arrangement applicable to any executive officer, or amended or terminated any existing employee benefit plan or arrangement or adopted any new employee benefit plan or arrangement applicable to any executive officer;

(x) made capital expenditures or commitments therefor that aggregate in excess of $500,000, except as otherwise contemplated and permitted by the Company’s current business plan and budget approved by the Board of Directors;

(xi) made any loans or advances to, guarantees for the benefit of, or any Investments in, any Person (including incorporation of any Subsidiary), other than advances to employees in the ordinary course of business consistent with past practice;

(xii) made any charitable contributions or pledges exceeding in the aggregate $200,000 or made any political contributions;

(xiii) suffered any damage, destruction or casualty loss exceeding in excess of $200,000, that is not covered by insurance;

(xiv) made any change in any method of accounting or accounting policies that is material, except as required by concurrent changes in GAAP;

(xv) amended its certificate of incorporation, bylaws or other organizational documents;

(xvi) entered into any agreement or arrangement prohibiting or restricting it from freely engaging in its current business;

(xvii) entered into any collective bargaining agreement or other agreement with a labor organization;

(xviii) entered into any Material Contract outside of the ordinary course of business; or

(xix) agreed to do any of the foregoing.

6J.	Assets

The Company or one of its Subsidiaries has good and valid title to, a valid leasehold interest in, or a valid license to use, the properties and tangible assets, used by it, located on its premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for (i) properties and tangible assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet, (ii) Liens disclosed on the Latest Balance Sheet and (iii) Permitted Encumbrances. Each of the Company and its Subsidiaries owns or has a valid leasehold interest in, all of the material tangible assets, properties and rights necessary for the conduct of its business as presently conducted. Notwithstanding any other provision of this Paragraph (k) to the contrary, no representation or warranty is made in this Paragraph (k) with respect to Intellectual Property Rights.

6K.	Indebtedness

Neither the Company nor any of its consolidated Subsidiaries has any Indebtedness. As of the Closing, neither the Company, nor any of its consolidated Subsidiaries shall have any Indebtedness.

6L.	Tax Matters

(a) each of the Company and each of its Subsidiaries has filed all Tax Returns which it is required to file under applicable laws and regulations, and all such Tax Returns are complete and correct in all material respects and have been prepared in material compliance with all applicable laws and regulations;

(b) each of the Company and each of its Subsidiaries has paid all Taxes due and owing by it (whether or not such Taxes are shown or required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authority all Taxes which it is required to withhold from amounts paid or owing to any employee, shareholder, creditor or other third party;

(c) none of the Company or any of its Subsidiaries has (1) waived any statute of limitations with respect to any Taxes or agreed to any extension of time for filing any Tax Return which has not been filed or (2) consented to extend to a date later than the date hereof the period in which any Tax may be assessed or collected by any taxing authority;

(d) the Latest Balance Sheet contains an adequate accrual or reserve for all Tax liabilities of the Company and its Subsidiaries as of the date thereof in accordance with relevant GAAP, and, since the date of the Latest Balance Sheet, none of the Company or any of its Subsidiaries has incurred any liability for Taxes other than in the ordinary course of business;

(e) no foreign, federal, state or local tax audits or administrative or judicial Tax proceedings are being conducted, pending, or, to the knowledge of the Company, threatened, with respect to the Company or any of its Subsidiaries;

(f) none of the Company or any of its Subsidiaries has received from any foreign, Federal, state or local taxing authority any notice of deficiency or proposed adjustment for any amount of Tax;

(g) there are no written claim has been made within the past three (3) years by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that allege such entity is or may be subject to Taxes assessed by such jurisdiction;

(h) none of the Company or any of its Subsidiaries has filed or been included in a combined, consolidated or unitary income Tax Return or any Person other than the Company;

(i) none of the Company or any of its Subsidiaries is (1) a party to or bound by any Tax allocation or Tax sharing agreement or (2) liable for the Taxes of another Person (A) as a transferee or successor or (B) by contract, indemnity, or otherwise;

(j) none of the Company or any of its Subsidiaries has filed or been included in a combined, consolidated or unitary income Tax Return or any Person other than the Company;

(k) none of the Company or any of its Subsidiaries is (1) a party to or bound by any Tax allocation or Tax sharing agreement or (2) liable for the Taxes of another Person (A) as a transferee or successor or (B) by contract, indemnity, or otherwise;

(l) none of the Company or any of its Subsidiaries has a permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States and such foreign country;

(m) to the Company’s knowledge, none of the Company or any of its Subsidiaries has (1) granted to any Person an interest in a nonqualified deferred compensation plan (as defined in Code Section 409A(d)(1)) which interest has been or, upon the lapse of a substantial risk of forfeiture with respect to such interest, will be subject to the Tax imposed by Code Sections 409A(a)(1)(B) or 409A(b)(4)(A), (2) modified the terms of any nonqualified deferred compensation plan in a manner that could cause an interest previously granted under such plan to become subject to the Tax imposed by Code Sections 409A(a)(1)(B) or 409A(b)(4), or (3) any obligation to indemnify or otherwise reimburse any employee or other service provider for Taxes imposed on such Person as a result of the application of Section 409A of the Code to any deferred compensation arrangement to which the Corporation or the Company is a party; and

(n) there are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or any of its Subsidiaries.

Notwithstanding the foregoing representations and warranties in this Section 6L, for purposes of disclosure only (i.e. not for indemnification purposes) the Company and its Subsidiaries shall have no obligation to provide disclosure with respect to any individual matter as to which the aggregate liability for Taxes related thereto is not expected to exceed an aggregate of $50,000 (each, an “Undisclosed Tax Matter”). For the avoidance of doubt, each Undisclosed Tax Matter shall be subject to indemnification pursuant to the provisions of Paragraph 9B below.

6M.	Contracts and Commitments

(i) Except as expressly contemplated by this Agreement, as of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by any:

(a) contract (other than distribution agreements, reseller agreements and intercompany agreements) which provides for the grant of rights to manufacture, produce, assemble, market, or sell the Company Products to any other Person, or that limits the Company’s and its Subsidiaries’ exclusive right to develop, manufacture, assemble, distribute, market or sell the Company Products, in each case that involves annual consideration in excess of $500,000;

(b) contract which imposes any limitation on the Company’s and its Subsidiaries freedom to engage or participate, or compete with any other Person, in any line of business, market or geographic area;

(c) contract pursuant to which it has agreed to provide any Person with access to the Source Code for any of the material Company Products, or to provide for the Source Code of any of the Company Products to be put in escrow;

(d) contract which includes any settlement, consent-to-use, standstill or standalone indemnification obligation with respect to Company Intellectual Property rights, which involve total consideration in excess of $500,000; or

(e) any other agreement that is material to the operation of the Company’s business and which involves annual consideration in excess of $500,000, other than agreements in the ordinary course of business.

(ii) All of the contracts, agreements and instruments set forth or required to be set forth in Section 6(m) of the Company Disclosure Letter (each, a “Material Contract”) are valid, binding and enforceable against the Company or its Subsidiaries, as applicable, and, to the knowledge of the Company, against the other parties thereto, in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect which affect creditors’ rights generally and by general principles of equity. Each of the Company and its Subsidiaries is not in receipt of any claim of material default or material breach under each Material Contract; and neither the Company nor any of its Subsidiaries has any knowledge of any breach or cancellation or anticipated cancellation by the other parties to any Material Contract.

(iii) Investors’ counsel have been furnished with a true and correct copy of each Material Contract, together with all amendments, waivers or other changes thereto, other than Material Contracts with any of the Company’s Subsidiaries that are wholly-owned.

6N.	Intellectual Property Rights

(i) To the knowledge of the Company, the Company and/or its Subsidiaries exclusively own and possess all right, title and interest in and to, or have the right to use pursuant to a valid license set forth in subsections (a) through (c) of Section 6(n) of the Company Disclosure Letter (or not required to be listed therein) all Intellectual Property used in or necessary to operate the Company’s and its Subsidiaries’ business as currently conducted, free and clear of all Liens, except for Permitted Encumbrances; provided, that the Investors acknowledge that the Open Source Software used in or necessary to operate the Company’s and its Subsidiaries’ business as currently conducted are not owned by the Company.

(ii) Section 6(n)(ii) of the Company Disclosure Letter sets forth true, complete and correct lists, as of the date hereof, of all of the following of the Company and its Subsidiaries: (a) issued patents and pending patent applications; (b) trademark and service mark registrations and pending applications for registration thereof; (c) copyright registrations and applications for registration thereof; (d) Internet domain name registrations; and (e) Company Products. All such registered Intellectual Property is owned solely by the Company and its Subsidiaries and, to the knowledge of Company, is not invalid or unenforceable, and has not expired or been cancelled or abandoned except for Intellectual Property not material to the business of the Company or its Subsidiaries.

(iii) All employees, officers, consultants and independent contractors of the Company and its Subsidiaries that are engaged in the development of any material Intellectual Property for the Company have executed a written nondisclosure agreement (in the form provided to counsel for the Investors) applicable to the protection of Confidential Information and to the ownership by the Company and its Subsidiaries of Intellectual Property. To the Company’s knowledge, none of its or any of its Subsidiaries’ employees, officers, consultants or independent contractors is in violation thereof. Other than under an appropriate confidentiality or nondisclosure agreement or contractual provision relating to confidentiality and nondisclosure, there has been no disclosure to any Person of material Confidential Information or trade secrets of the Company or any of its Subsidiaries.

(iv) The Company and its Subsidiaries has made reasonable business determinations with respect to the steps it has taken to maintain, protect and enforce all of the material Company Intellectual Property Rights.

(v) The consummation of the transactions contemplated by this Agreement will not (a) entitle any Person to claim any right to use or practice the Company Intellectual Property Rights or cause the Company or any of its Subsidiaries to grant, or be obligated to grant, to any Person any additional or new rights or licenses to the Company Intellectual Property Rights, or (b) impair the right, title or interest of the Company or any of its Subsidiaries in or to any of the Company Intellectual Property Rights.

(vi) To the Company’s knowledge, (A) neither the Company nor any of its Subsidiaries has, infringed, misappropriated, diluted or otherwise violated (collectively, “Infringement”, “Infringe”, “Infringed” or “Infringing”), and (B) the conduct of the business of the Company and its Subsidiaries as previously conducted and as currently conducted does not Infringe, any Intellectual Property Rights of any Person. The Company (a) does not know of any facts or circumstances that are reasonably likely to give rise to a third Person prevailing in a claim of Infringement against Company or its Subsidiaries and (b) no suit has been made within the past four (4) years, is presently pending, or, to the Company’s knowledge, is threatened related to infringement or, challenging the Company’s or its Subsidiaries’, as applicable, exclusive ownership, or the validity, enforceability or registrability, of any of the Company Intellectual Property Rights, and (c) neither the Company nor any Subsidiary has requested nor received any opinions of counsel related to the foregoing.

(vii) Neither the Company nor any Subsidiary has disclosed or licensed, and neither the Company nor any Subsidiary has a duty or obligation (whether present, contingent, or otherwise) to disclose or license the Source Code for any Company Product to any escrow agent or to any Person who is not, as of the date of this Agreement, an employee of the Company or one of its Subsidiaries. To the Company’s knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the disclosure or license of the Source Code for any Company Product to any Person who is not, as of the date of this Agreement, an employee of the Company or one of its Subsidiaries.

(viii) Neither the Company nor any Subsidiary has any obligation to develop any Software, content, technology or other Intellectual Property on behalf of any third party.

6O.	Litigation, Etc

As of the date hereof, (i) there are no (and in the last four years there have not been any) written actions, suits, proceedings (including any administrative, self regulatory organization or arbitration proceedings), orders, or, to the Company’s knowledge, investigations or claims pending or threatened against the Company or its Subsidiaries (or to the Company’s knowledge, pending or threatened against any of the officers, directors or employees of the Company or any of its Subsidiaries with respect to or its businesses), or pending or threatened by the Company or any of its Subsidiaries against any Person, at law or in equity, or before or by any Governmental Entity (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement) that would result in material liability, either individually or in the aggregate, to the Company and its Subsidiaries; and (ii) neither the Company nor any of its Subsidiaries is subject to any arbitration proceedings under collective bargaining agreements or otherwise or any governmental investigations or inquiries. The foregoing includes, without limitation, written actions pending or threatened involving the prior employment of any of the current employees of the Company or any of its Subsidiaries, their use in connection with the Company’s or any of its Subsidiaries’ business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. As of the date hereof, neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree of any court or other governmental agency or self-regulatory organization, and neither the Company nor any of its Subsidiaries has received any opinion or memorandum or advice from legal counsel or compliance personnel to the effect that it is exposed, from a legal standpoint, to any liability which may be (individually or in the aggregate) material to its business.

6P.	Brokerage

There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries is bound.

6Q.	Insurance

The Company and each of its Subsidiaries maintains commercially reasonable levels of insurance with respect to its properties, assets and business, and each such policy is in full force and effect as of the date hereof. Neither the Company nor each of its Subsidiaries is in default in any material respect with respect to its obligations under any insurance policy maintained by it. Neither the Company nor each of its Subsidiaries has any self-insurance or co-insurance programs.

6R.	Employees

To the Company’s knowledge, no executive officer of the Company or any of its Subsidiaries and no key group of employees or independent contractors of the Company or any of its Subsidiaries has any plans to terminate employment with the Company or its Subsidiaries. The Company and each of its Subsidiaries have complied in all material respects with all Laws relating to the employment of labor (including, without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes) and have complied in all material respects with all Laws related to the licensing of employees under its applicable Licenses. To the Company’s knowledge, the Company is not a party to any deferred compensation arrangement subject to Section 409A of the Code that does not comply with the requirements of Sections 409A(b)(2), (3), and (4).

6S.	ERISA

(i) Neither the Company nor any of its Subsidiaries maintains, contributes to or has any actual or potential material liability with respect to any (x) “employee pension benefit plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (a “Savings Plan”), (y) “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) (a “Welfare Plan”) or (z) to the Company’s knowledge, any nonqualified deferred compensation, incentive, bonus, severance, retention, change-in-control, material fringe benefit, stock bonus or other material benefit arrangements (collectively (x), (y) and (z) above referred to as the “Plans”).

(ii) Neither the Company nor any of its Subsidiaries maintains, contributes to or has any actual or potential liability with respect to any active or terminated, funded or unfunded (w) employee benefit plan subject to Section 412 of the Code or Section 302 of Title I of ERISA, (x) multiemployer plan (as defined in Section 3(37) of ERISA), (y) defined benefit plan (as defined in Section 3(35) of ERISA) or (z) plan or arrangement to provide medical, health, life insurance or other welfare-type benefits for current or future retired or terminated employees (except for continued health benefit coverage required to be provided under Section 4980B of the Code or similar state Law).

(iii) The Company has provided to the Investors accurate and complete copies of each of the Plans and any related trusts, insurance contracts or other agreements, the most recent IRS favorable determination letter (if any) issued with respect to any Savings Plan, IRS Form 5500s (including all attachments) for any Savings Plan and any Welfare Plan for the most recently completed plan year (unless the time for filing such 5500, including extensions has not yet passed, in which case the last filed 5500 shall be provided) and the most recent financial statement with respect to any Savings Plan.

(iv) Each of the Plans and all related funding arrangements materially comply in all material respects in form and operation with its terms and the applicable requirements of ERISA, the Code and any other Laws. Any Savings Plan has received a favorable GUST determination letter that it qualifies under the Code (and that its trust is exempt from Tax under the Code). Neither the Company nor any of its Subsidiaries has taken any action and, to the knowledge of the Company, nothing has occurred since the date of such favorable determination letter that could reasonably be expected to adversely affect the qualified status of any Savings Plan or the tax-exempt status of the trust. No asset of the Company or any of its Subsidiaries is subject to any Lien under ERISA or the Code. No Welfare Plan is self-insured.

(v) None of the Company or any of its Subsidiaries, nor, to the knowledge of the Company, any trustee or administrator of any Plan or other Person has engaged in any transaction with respect to any Plan which could subject the Stockholders or any of its employees to any material Tax, penalty or other liability imposed by ERISA or the Code. No material actions, suits, investigations, inquiries, audits or written claims with respect to any of the Plans (other than routine claims for benefits) are pending or, to the knowledge of the Company, threatened, and the Company is not aware of any facts or circumstances which could reasonably be expected to give rise to any such actions, suits, investigations, inquiries, audits or claims. The Company has complied in all material respects with the requirements of Section 4980B of the Code and Section 601 et seq. of ERISA (“COBRA”). To the Company’s knowledge, each individual who has received compensation for the performance of services on behalf of the Stockholders has been properly classified as an employee or independent contractor in accordance with applicable laws and each Plan has complied in all material respects with the “leased employee” provisions of the Code, if applicable. All contributions which are due under each of the Plans has been made, and all other contributions not yet due have been properly accrued for by the Company and its Subsidiaries. None of the Plans has any unfunded liabilities which are not fully accrued on the Latest Balance Sheet. The Company and its Subsidiaries have complied in all material respects with all reporting and disclosure obligations with respect to the Plans.

(vi) Neither the Company nor any of its Subsidiaries nor any affiliate has any material liability with respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) solely by reason of being treated as a single employer under Section 414 of the Code with any trade, business or entity other than the Company and its Subsidiaries.

6T.	Compliance with Laws; Licenses; Certain Operations

(i) To the Company’s knowledge, the Company and its Subsidiaries are, and since January 1, 2012 have been, in compliance in all material respects with all applicable Laws of all Governmental Entities. No written notices have been received by and no claims have been filed against the Company or any of its Subsidiaries alleging a violation of any such Laws. To the Company’s knowledge, neither the Company nor any of its Subsidiaries is under investigation with respect to violations of such Laws.

(ii) Since January 1, 2012, the Company and its Subsidiaries hold and are in compliance in all material respects with all Licenses of or from Governmental Entities required for the conduct of their businesses as presently conducted and the ownership of their properties, and the attached Licenses Schedule sets forth a list of all of such Licenses; and no written notices have been received by the Company or any of its Subsidiaries alleging the failure to hold any of the foregoing. All of such Licenses will be available for use by the Company and its Subsidiaries immediately after the Closing.

(iii) To the Company’s knowledge, neither the Company nor any of its Subsidiaries has at any time made any bribes, kickback payments or unlawful compensation payments to Government Officials to obtain or retain business. The Company represents that it has not (and has not permitted any of its Subsidiaries or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official, in each case, in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any other similar applicable U.S. federal or state or non-U.S. Laws (the “FCPA”), the U.K. Bribery Act, or any other applicable anti-bribery or anticorruption law.

(iv) Neither the Company nor any of its Subsidiaries, nor any of their officers or directors, nor any agent acting on their behalf (i) has been or is designated on the OFAC’s Specially Designated Nationals and Blocked Persons List, Commerce’s Denied Persons List, the Commerce Entity List, the State Department Debarred List, or any similar list of a Governmental Entity. Neither the Company nor any of its Subsidiaries has (ii) participated in any transaction involving such designated person or entity, or any country that is subject to U.S. sanctions administered by OFAC and would be in violation of the OFAC sanctions regulations and (iii) exported or re-exported, directly or indirectly, any good, technology or service in violation of any applicable U.S. export control or economic sanctions laws, regulations or orders administered by OFAC, Commerce or the State Department.

6U.	Affiliated Transactions

No officer, director, shareholder or Affiliate of the Company (other than any of its Subsidiaries) or, to the Company’s knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any material agreement, contract, commitment or transaction with the Company or any of its Subsidiaries or has any interest in any property used by the Company or any of its Subsidiaries (including any Company Intellectual Property Rights).

6V.	Real Property

Section 6(w) of the Company Disclosure Letter sets forth a list of all leases, subleases, licenses or other agreements for the use or occupancy of any real property (the “Leased Real Property”) (including all amendments) held by the Company or any of its Subsidiaries (collectively, the “Leases”) and the address for each Leased Real Property. The Company has delivered or made available to the Investors a true and complete copy of each material Lease. With respect to each of the Leases: (i) the Lease is valid, binding and enforceable against the Company and its Subsidiaries, as applicable, and, to the knowledge of the Company, against the other parties thereto, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect which affect creditors’ rights generally and by general principles of equity, and in full force and effect; (ii) the consummation of the transactions contemplated hereunder will not result in a breach of or default under the Lease;

(iii) neither the Company, any of its Subsidiaries nor, to the Company’s knowledge, any other party to the Lease is in material breach or default under the Lease; (iv) neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, the other party to the Lease has repudiated any term thereof; and (v) neither the Company or any of its Subsidiaries has assigned, subleased, mortgaged, deeded in trust or otherwise transferred or encumbered the Lease or any interest therein. The Company and all of its Subsidiaries have valid title to all owned real property.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS

As a material inducement to the Investors to enter into this Agreement and purchase the Series B Preferred hereunder, each Selling Stockholder, severally as to itself and not jointly with any other, or as to any other, Selling Stockholder hereby represents and warrants to the Investors and the Company as follows:

7A.	Capacity; Power and Authority

Such Selling Stockholder possesses all requisite capacity, power and authority to enter into and carry out the transactions contemplated by this Agreement.

7B.	Authorization; No Breach

This Agreement and all other agreements contemplated hereby to which such Selling Stockholder is a party, when executed and delivered by such Selling Stockholder in accordance with the terms hereof, shall each constitute a valid and binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect which affect creditors’ rights generally and by general principles of equity. The execution and delivery by such Selling Stockholder of this Agreement and all other agreements contemplated hereby to which such Selling Stockholder is a party, the repurchase of such Selling Stockholder’s shares of Common Stock hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by such Selling Stockholder, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any lien, security interest, charge or encumbrance upon such Selling Stockholder’s assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any Governmental Entity pursuant to, any Law to which such Selling Stockholder is subject, or any agreement, instrument, order, judgment or decree to which such Selling Stockholder is subject.

7C.	Title to Shares, Etc

Such Selling Stockholder is the sole record and beneficial owner of, and has good and marketable title to, the shares of Common Stock set forth adjacent to such Selling Stockholder’s name on the Schedule of Selling Stockholders, free and clear of all Liens, agreements, voting trusts, proxies and other arrangements or restrictions of any kind whatsoever (collectively, “Encumbrances”), other than Encumbrances created by this Agreement, the Voting Agreement and restrictions on transfer under applicable federal and state securities laws. At the Closing, such Selling Stockholder shall assign, transfer, and contribute to the Company good and marketable title to shares of Common Stock set forth adjacent to such Selling Stockholder’s name on the Schedule of Selling Stockholders free and clear of all Encumbrances, other than Encumbrances created by the Voting Agreement and restrictions on transfer under applicable federal and state securities laws.

7D.	Brokerage

Except as set forth on the attached Brokerage Schedule, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which such Selling Stockholder is a party or to which such Selling Stockholder is subject.

7E.	Litigation, Etc

As of the date hereof, there are no actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims pending or, to such Selling Stockholder’s knowledge, threatened against or affecting such Selling Stockholder in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby.

7F.	Representations and Warranties of the Company

To the actual knowledge of such Selling Stockholder, each of the representations and warranties contained in ARTICLE 6 are true and correct in all respects as of the date hereof and as of the Closing.

7G.	Access to Data

Such Selling Stockholder has had an opportunity to ask questions of, and receive answers from, the officers of Company concerning this Agreement and any Transaction Agreements and transactions contemplated hereby and thereby, as well as the Company’s business, management and financial affairs. Such Selling Stockholder believes that it has received all the information such Selling Stockholder considers necessary or appropriate for deciding whether to enter into this Agreement and any Transaction Agreements to which it is a party and to accept an amount equal to such Selling Stockholder’s portion of the Common Stock Purchase Price allocable to such Selling Stockholder set forth on the Schedule of Selling Stockholders attached hereto as consideration payable by the Company in connection with the Repurchase Transaction.

7H.	Advisors; Tax Liability

Such Selling Stockholder has reviewed with its own counsel and advisors the federal, state, local and foreign Tax consequences of the transaction contemplated by this Agreement and any Transaction Agreements to which such Selling Stockholder is a party. Such Selling Stockholder acknowledges that it is relying solely on its own counsel and not on any statements or representations of the Company or its agents for legal or Tax advice with respect to this Agreement, the Transaction Agreements and transactions contemplated hereby and thereby. Such Selling Stockholder understands that it (and not the Company) shall be responsible for any Tax liability of such Selling Stockholder that may arise as a result of the transaction contemplated by this Agreement and any Transaction Agreements to which such Selling Stockholder is a party.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

As a material inducement to the Company and the Selling Stockholders to enter into this Agreement and take the actions set forth in ARTICLE 1 and ARTICLE 2, each Investor hereby represents and warrants to the Company and the Selling Stockholders as follows:

8A.	Organization, Power and Authority

Such Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Investor possesses all requisite power and authority necessary to enter into and carry out the transactions contemplated by this Agreement.

8B.	Authorization; No Breach

The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which such Investor is a party have been duly authorized by such Investor. This Agreement and all other agreements contemplated hereby to which such Investor is a party, when executed and delivered by such Investor in accordance with the terms hereof, shall each constitute a valid and binding obligation of such Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect which affect creditors’ rights generally and by general principles of equity. The execution and delivery by such Investor of this Agreement and all other agreements contemplated hereby to which such Investor is a party, the purchase of shares of Series B Preferred hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by such Investor, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any lien, security interest, charge or encumbrance upon such Investor’s assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Entity pursuant to, the organizational documents of such Investor, or any Law to which such Investor is subject, or any agreement, instrument, order, judgment or decree to which such Investor is subject.

8C.	Brokerage

There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which such Investor is a party or to which such Investor is subject.

8D.	Investment Representations

(i) Such Investor is acquiring Restricted Securities hereunder for its own account with the present intention of holding such securities for purposes of investment, and such Investor has no intention of selling such securities in a public distribution in violation of the federal securities Laws or any applicable state securities Laws; provided that nothing contained herein shall prevent such Investor or any subsequent holder of such Restricted Securities from transferring such securities in compliance with the provisions of Paragraph 12C below.

(ii) Such Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(iii) Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that such Investor can protect its own interests. Such Investor has such knowledge and experience in financial and business matters so that such Investor is capable of evaluating the merits and risks of its investment in the Company.

(iv) Such Investor understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. Such Investor can bear the economic risk of its investment and is able, without impairing the Investor’s financial condition, to hold the Preferred Stock and the Common Stock issuable on conversion of the Preferred Stock for an indefinite period of time and to suffer a complete loss of such Investor’s investment.

(v) Such Investor understands that the Restricted Securities to be purchased by it hereunder have not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration provisions thereof and that the Company’s reliance on such exemption is predicated in part upon the representations of the Investors set forth herein.

(vi) Such Investor understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

8E.	Rule 144

Such Investor acknowledges that the Preferred Stock and the Common Stock issuable on conversion of the Preferred Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “brokers’ transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. Such Investor understands that the current public information referred to above is not now available and the Company has no present plans to make such information available. Such Investor acknowledges and understands that notwithstanding any obligation under the Investors’ Rights Agreement, the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Preferred Stock and the Common Stock issuable on conversion of the Preferred Stock, and that, in such event, such Investor may be precluded from selling such securities under Rule 144, even if the other applicable requirements of Rule 144 have been satisfied. Such Investor acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Preferred Stock and the Common Stock issuable on conversion of the Preferred Stock. Such Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

8F.	Access to Data

Such Investor has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning this Agreement and all of the other agreements and instruments contemplated hereby to which Such Investor is a party, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction. Such Investor believes that it has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Series B Preferred and the Common Stock issuable on conversion of the Preferred Stock. Such Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. Such Investor also acknowledges that it is relying solely on its own counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement and all of the other agreements and instruments contemplated hereby to which Such Investor is a party. The foregoing, however, does not limit or modify the representations and warranties of the Company in ARTICLE 6 of this Agreement or the right of the Investors to rely thereon.

8G.	Tax Advisors

Each Investor has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences to such Investor of this investment and the transactions contemplated by this Agreement and all other agreements contemplated hereby to which such Investor is a party. With respect to such matters, such Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Such Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement and all other agreements contemplated hereby to which such Investor is a party.

8H.	Legends

Such Investor understands and agrees that the certificates evidencing the Series B Preferred and the Common Stock issuable on conversion of the Preferred Stock, or any other securities issued in respect thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by the Investors’ Rights Agreement or under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

8I.	Litigation, Etc

As of the date hereof, there are no actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims pending or, to such Investor’s knowledge, threatened against or affecting such Investor in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby.

ARTICLE 9

INDEMNIFICATION AND OTHER AGREEMENTS

9A.	Survival of Representations and Warranties

The representations and warranties in this Agreement and the schedules attached hereto or in any writing delivered by any Party to another Party in connection with this Agreement shall survive the Closing as follows:

(i) the representations and warranties in Paragraphs 6A, 6B(i), 6B(ii), 6B(iii), 6C, 6D (the first two sentences), 6N(i), 6N(vi), 7A, 7B, 7C, 7D, 8A, 8B (the first two sentences) and 8C (each, an “Excluded Representation”) shall survive until the applicable statute of limitations for which an Indemnitee may have liability thereunder; and

(ii) all other representations and warranties in this Agreement (and the Parties’ right to make indemnification claims hereunder based on such representations) shall terminate on the first anniversary of the date hereof;

provided that a Party’s right to seek indemnification pursuant to Paragraph 9B for any particular inaccuracy or breach shall survive the time at which it would otherwise terminate pursuant to this Paragraph 9A if a Claim Notice shall have been delivered to the Party against whom such indemnity may be sought prior to such time (regardless of when Losses in respect thereof may actually be incurred).

9B.	General Indemnification

(i) Indemnification by the Company. Subject to the applicable limitations set forth in this ARTICLE 9, the Company shall indemnify each of the Investor Parties and save and hold each of them harmless against and pay on behalf of or reimburse such Investor Parties as and when incurred for Losses which any such Investor Party suffers, sustains or becomes subject to as a result of: (a) any breach of any representation or warranty of the Company under this Agreement; (b) any nonfulfillment or breach of any covenant, agreement or other provision under this Agreement by the Company; provided that (i) the Company shall not be liable to indemnify any of the Investor Parties pursuant to clause (a) above (other than with respect to any Excluded Representation unless and until the Losses related thereto exceed an amount equal to $2,500,000 in the aggregate (the “Basket”); (ii) the Company’s aggregate cash liability under clauses (a) and (b) above (other than with respect to the Excluded Representations) shall in no event exceed $20,000,000, but with it being understood, however, that nothing in this Agreement (including this Paragraph 9B) shall limit or restrict any of the Investor Parties’ right to maintain or recover any amount from the Company in connection with any action or claim based upon fraud or intentional misrepresentation).

For purposes of determining under ARTICLE 6 the inaccuracy or breach of any representation or warranty herein or in any instrument or document delivered hereunder and the amount of any Losses that are indemnifiable hereunder, each such representation and warranty (other than the representation and warranty contained in the first sentence of Paragraph 6H) shall be read without regard and without giving effect to any materiality or Material Adverse Effect or similar qualification contained therein (as if such standard or qualification were deleted from such representation or warranty). For the avoidance of doubt, the Parties agree that the dollar thresholds contained in Paragraphs 6M(i)(a), 6M(i)(d) and 6M(i)(e) shall not be disregarded by operation of the preceding sentence.

All indemnification payments received by any Investor Party under this Paragraph 9B(i) shall be deemed adjustments to the Preferred Stock Purchase Price in respect of such Investor.

(ii) Indemnification by the Selling Stockholders. Each of the Selling Stockholders shall severally and not jointly indemnify the Company Parties and save and hold each of them harmless against and pay on behalf of or reimburse such Company Party as and when incurred for any Losses in excess of the Basket (as defined in Section 9B(i)) which any such Company Party suffers, sustains or becomes subject to, as a result of: (a) any breach of any representation or warranty of such Selling Stockholder under this Agreement; or (b) any nonfulfillment or breach of any covenant, agreement or other provision in this Agreement by such Selling Stockholder; provided that a Selling Stockholder’s aggregate liability under clauses (a) and (b) above (other than with respect to the Excluded Representations) shall in no event exceed the amount paid to such Selling Stockholder in the Repurchase Transaction (the “Stockholder Cap”), but with it being understood, however, that nothing in this Agreement (including this Paragraph 9B) shall limit or restrict any of the Company Parties’ right to maintain or recover any amount from a particular Selling Stockholder in connection with any action or claim based upon fraud or intentional misrepresentation. For purposes of determining the inaccuracy or breach of any representation or warranty in ARTICLE 7 and the amount of any Losses that are indemnifiable hereunder, each such representation and warranty (including any representation or warranty referenced therein) shall be read without regard and without giving effect to any materiality or Material Adverse Effect or similar qualification contained therein (as if such standard or qualification were deleted from such representation or warranty). The indemnification obligations of each Selling Stockholder shall be several and not joint and no Selling Stockholder shall have any liability for any breach of representation or warranty by any other Selling Stockholder. All indemnification payments made by Selling Stockholders under this Paragraph 9B(ii) shall be deemed adjustments to the amount paid to such Selling Stockholder in the Repurchase Transaction.

(iii) Indemnification by the Investors. Each of the Investors shall severally and not jointly indemnify the Company Parties and save and hold each of them harmless against and pay on behalf of or reimburse such Company Party as and when incurred for Losses which any such Company Party may suffer, sustain or become subject to, as a result of: (a) any breach of any representation or warranty of the Investors under ARTICLE 8 of this Agreement; or (b) any nonfulfillment or breach of any covenant, agreement or other provision by the Investors under this Agreement

(iv) Nature of Certain Indemnification Obligations. The representations and warranties of each of the Selling Stockholders in ARTICLE 7 of this Agreement and the covenants and agreements made by each of the Selling Stockholders under this Agreement in such Selling Stockholder’s individual capacity that are required to be performed or complied with by such Selling Stockholder after the Closing (such as those set forth in Paragraph 9C of this Agreement) are several obligations. This means that the particular Selling Stockholder making the representation, warranty, covenant or agreement will be solely responsible for any Losses the Company Parties may suffer as a result of any breach or nonfulfillment of any such representations, warranties, covenants or agreements.

(v) Manner of Payment. Except as otherwise provided in this Paragraph 9B, any indemnification of the Investor Parties or the Company Parties pursuant to this Paragraph 9B shall be effected by wire transfer of immediately available funds from one or more of the Company, the Selling Stockholders or the Investors, as the case may be, to an account designated by any Investor Party or Company Party, as the case may be, within 15 days after the determination thereof.

(vi) Claims; Defense of Third Party Claims. Upon the occurrence of any event that any Person making a claim for indemnification (an “Indemnitee”) asserts to be the basis for a claim for indemnification against any Person obligated to provide indemnification to such Indemnitee (an “Indemnitor”) under this Paragraph 9B (a “Claim”), the Indemnitee shall deliver a Claim Notice to the Indemnitor in respect of the Claim in writing promptly after obtaining knowledge of the circumstances giving rise to such Claim (including, with respect to any Claim arising from any action, lawsuit, proceeding, investigation, demand or other claim by a third party (a “Third Party Claim”), receiving written notice of such Third Party Claim). For purposes hereof, a “Claim Notice” shall mean a certificate signed by an officer of such Party (A) stating that such Party has may suffer, sustain or become subject to Losses and specifying the individual items of Losses included in the amount so stated, (B) describing the Claim in reasonable detail, including the nature of the facts giving rise to such Claim and the basis thereof (specifying the applicable representation, warranty or covenant), and (C) together with supporting documentation as needed to provide the factual basis for such Claim, the amount reasonably necessary to satisfy such Claim, and the basis thereof. The delay or failure to so notify the Indemnitor shall not relieve the Indemnitor of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnitor is obligated to be greater, in the reasonable estimation of the trier of fact, than such damages would have been had the Indemnitee given prompt notice hereunder. The Indemnitee shall respond promptly and in good faith to reasonable inquiries from the Indemnitor related to such Claim Notice. Whenever the Indemnitee shall have delivered a Claim Notice to the Indemnitor, the Indemnitor may, within thirty (30) days after receipt of such Claim Notice, notify the Indemnitee that the Indemnitor disputes the Claim for indemnification set forth in the Claim Notice, setting forth in reasonable detail the nature of the objections to the Claim in dispute (a “Dispute Notice”). If no Dispute Notice is delivered to the Indemnitee within such thirty (30) day period, such Claim shall be deemed valid, and the Indemnitor shall be obligated to pay the Indemnitee the amount specified in the Claim Notice with respect to such Claim. With respect to any Third Party Claim, the Indemnitor shall be entitled to control the defense of the action, lawsuit, proceeding, investigation, demand or other claim giving rise to such Claim. The Indemnitee shall reasonably cooperate with the Indemnitor in connection with the investigation and defense of such Third Party Claim and shall be entitled to participate in, but not determine or conduct, the defense of such Third Party Claim, and employ counsel of its own choice for such purpose, at its own expense, and at its option. The Indemnitee and its counsel and other representatives shall not communicate with the claimants with respect to any Third Party Claim, or their counsel or other representatives, about matters which may be relevant to such Third Party Claim or its defense or resolution, without the prior consent of the Indemnitor.

(vii) Losses Net of Insurance. The amount of any Loss for which indemnification is provided under this Paragraph 9B shall be net of any amounts actually recovered by the Indemnitee as a result of such Loss under insurance policies and any amount so recovered after the payment of indemnity shall be remitted to the Indemnitor(s) and, if more than one, on a pro rata basis based on the amount of indemnity originally paid.

(viii) Mini-Basket; Limitation on Diminution in Value Claims. Notwithstanding anything herein to the contrary, the Investors shall not be entitled to any indemnification for (x) any individual event, occurrence, condition or set of facts or circumstances that would otherwise be indemnifiable pursuant to Paragraph 9B (other than with regard to Excluded Representations) where the aggregate Loss actually incurred by the Company with respect thereto (together with Losses from any substantially similar event, occurrence, condition or set of facts or circumstances) is less than One Hundred Thousand Dollars ($100,000) or (y) any portion of a Loss which is based on the diminution in value of the Series B Preferred resulting from the event, occurrence, condition or facts or circumstances on which the indemnification claim was based.

(ix) Sole Remedy. Except as set forth in Paragraph 9C, the Parties each acknowledge and agree that, following the Closing, the indemnification provisions in this Paragraph 9B shall be the sole and exclusive remedy of the Parties for all matters arising under or relating to this Agreement, except in the case of fraud or intentional misrepresentation, in which case the party being subject to such fraud or intentional misrepresentation shall have all rights and remedies under this Agreement and provided by law against the party that committed such fraud or intentional misrepresentation.

9C.	Special Indemnification

Notwithstanding anything to the contrary, including, but not limited to, any limitations on indemnification set forth in Paragraph 9B and any disclosures made by the Company or any other persons to the Investors on the Company Disclosure Letter attached hereto or otherwise or any knowledge of the Investors or their representatives or advisors, in the event that the Company incurs aggregate Losses related to or incurred in connection with any failure by the Company to comply with any United States economic sanctions and export control laws, orders and regulations, including those administered by the OFAC, Commerce, and any related state or local laws in excess of $10,000,000 (collectively, the “Excess Export Losses”, which, for the avoidance of doubt, shall apply to all Indemnitors), the Selling Stockholders will indemnify the Investors and hold them harmless from and against an amount (the “Export Loss Indemnity Amount”) equal to the product of (i) the Excess Export Losses and (ii) the quotient, expressed as a decimal, determined by dividing (i) the number of shares of Common Stock into which the Series B Preferred Stock then held by the Investors is then convertible by (ii) the total number of shares of Common Stock outstanding at such time (on an as-converted basis). The Export Loss Indemnity Amount shall be satisfied by a cash payment of the Export Loss Indemnity Amount by each Selling Stockholder equal to the Export Loss Indemnity Amount multiplied by such Selling Stockholders Indemnity Percentage, as set forth on the Schedule of Selling Stockholders, attached hereto. The liability of each Selling Stockholder pursuant to this Paragraph 9C shall be capped at the Repurchase Transaction Proceeds received by such Selling Stockholder as set forth on the Schedule of Selling Stockholders attached hereto. All payments to the Investors under this Paragraph 9C shall be allocated among the Investors pro rata in accordance with each Investors’ relative ownership interest in the Series B Preferred Stock at Closing (as set forth on the Schedule of Investors attached hereto). All indemnification payments under this Paragraph 9C shall be deemed to be adjustments to the purchase price paid by the Investors hereunder. All obligations of the Selling Stockholders pursuant to this Paragraph 9C shall expire upon the earlier of (i) twenty-four (24) months from the date hereof or (ii) a Public Offering (as defined in the Company’s Certificate of Incorporation). An example of how the special indemnification provided in this Paragraph 9C would operate is as follows:

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SPECIAL INDEMNITY EXAMPLE – FOR ILLUSTRATIVE PURPOSES ONLY

Calculation of Export Loss Indemnity Amount

$20,000,000		Illustrative Export Losses
(10,000,000)		Deductible

$10,000,000	“A”	Excess Export Losses
22,727,913		Series B Preferred Stock held by Investors (on an as converted basis)
135,912,942		Total Common Stock outstanding (on as-converted basis), at time of payment

16.7%	“B”

$1,672,241	“C”= “A” x “B”	Export Loss Indemnity Amount

Calculation for Payment from Selling Stockholders

4,500,000		Shares sold by Dean Drako
1,404,127		Shares sold by Michael Perone
16,825,766		Shares sold by Zach Levow

22,727,913		Total shares sold by Selling Stockholders
19.8%	“D”	Dean Drako’s Indemnity Percentage
6.2%	“E”	Michael Perone’s Indemnity Percentage
74.0%	“F”	Zach Levow’s Indemnity Percentage
$331,094	“D” x “C”	Cash payment by Dean Drako
$103,165	“E” x “C”	Cash payment by Michael Perone
$1,237,981	“F” x “C”	Cash payment by Zach Levow

$1,672,241	“C”	Export Loss Indemnity Amount

Calculation for Payment to Investors

14,204,946		Series B Preferred Stock shares purchased by FP
8,522,967		Series B Preferred Stock shares purchased by Sequoia

22,727,913		Total Series B shares purchased by Investors
62.5%	“G”	FP’s percentage ownership interest of Series B Preferred Stock
37.5%	“H”	Sequoia’s percentage ownership interest of Series B Preferred Stock
$1,045,150	“G” x “C”	Cash payment to FP
$628,090	“H” x “C”	Cash payment to Sequoia

$1,672,241	“C”	Export Loss Indemnity Amount

9D.	Certain Waivers

Each Selling Stockholder agrees that such Selling Stockholder and its Affiliates shall not make or have any right to make any claim for indemnification against the Company or any of its Affiliates by reason of the fact that he or it is or was a shareholder, director, officer, employee or agent of the Company or any of its Affiliates or is or was serving at the request of the Company as a director, officer, employee or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement or otherwise) with respect to any action, suit, proceeding, complaint, claim or demand brought by any of the Investor Parties against such Selling Stockholder pursuant to this Agreement, and each Selling Stockholder hereby acknowledges and agrees that such Selling Stockholder shall not have any claim or right to contribution or indemnity from the Company or any of its Affiliates with respect to any amounts paid by such Selling Stockholder pursuant to this ARTICLE 9. Effective upon the Closing, each of the Selling Stockholders hereby irrevocably waives, releases and discharges, and shall cause its Affiliates to irrevocably waive, release and discharge, the Company Parties and all of their Affiliates from any and all liabilities and obligations to such Selling Stockholder of any kind or nature whatsoever, whether in its or his capacity as a shareholder, officer or director of the Company or otherwise (other than compensation as an employee of the Company), in each case whether absolute or contingent, liquidated or unliquidated, and whether arising under any agreement or understanding (other than this Agreement and any of the other agreements executed and delivered in connection herewith) or otherwise at law or equity, and no Selling Stockholder or its Affiliates shall seek to recover any amounts in connection therewith or thereunder from the Stockholders. In no event shall the Company have any liability to any of the Selling Stockholders or any of their Affiliates whatsoever for any breaches of the representations, warranties, agreements or covenants of the Selling Stockholders hereunder.

9E.	Press Release and Announcements

Unless required by law (in which case each Party agrees to consult with the other Parties prior to any such disclosure as to the form and content of such disclosure), no press releases or other releases of information related to this Agreement or the transactions contemplated hereby will be issued or released by any Party without the consent of the Company, the Investors and the Selling Stockholders; provided, however, that it is understood and agreed that the Company may make any such filings that are required by applicable federal or state securities Laws, including but not limited to the filing of a Form D within the meaning of Regulation D, promulgated by the Securities and Exchange Commission, without consulting with or obtaining consent from the other Parties prior to such filings if such filings are approved by the Company’s Board of Directors.

9F.	Confidentiality

Each Selling Stockholder and each Investor agrees not to disclose or use at any time (and shall cause each of its Affiliates not to disclose or use at any time) any Confidential Information (whether or not such information is or was developed by the Selling Stockholders), except to the extent that such disclosure or use is undertaken in good faith in connection with the performance of such Selling Stockholder’s or Investor’s (as the case may be) duties to the Company and its Subsidiaries. Each Selling Stockholder and each Investor further agrees to take all appropriate steps (and to cause or its Affiliates to take all appropriate steps) to safeguard such Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. In the event that any of the Selling Stockholders or Investors is required by Law to disclose any Confidential Information, such Selling Stockholder or Investor (as the case may be) shall promptly notify the Company in writing (to the extent such notification is permitted by applicable Law), which notification shall include the nature of the legal requirement and the extent of the required disclosure, and shall cooperate with the Company to preserve the confidentiality of such information consistent with applicable Law, but such Selling Stockholder or Investor (as the case may be) shall in any event be permitted to make such disclosure solely to the extent required by Law.

9G.	Further Assurances

In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under ARTICLE 9).

9H.	Certain Restrictions

The Company and its Subsidiaries shall not enter into any banking or nonbanking transaction with Green Dot Corporation or any of its subsidiaries (Next Estate Communications and Bonneville Bancorp) (collectively, “Green Dot”) without the prior written consent of Sequoia Capital; provided, however, that this Paragraph 9H shall terminate upon such time as Sequoia Capital and its Affiliates are no longer subject to passivity commitments to the Federal Reserve Board with respect to Green Dot (the “Green Dot Expiration Condition”). Sequoia Capital shall provide the Company with reasonably prompt written notice of the occurrence of the Green Dot Expiration Condition.

9I.	Pre-Closing Covenants

The Parties agree as follows with respect to the period of time between the execution of this Agreement and the Closing:

(i) General. Each of the Parties will use his, her, or its reasonable best efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing conditions set forth in ARTICLE 3, ARTICLE 4 and ARTICLE 5 above).

(ii) Operation of Business. The Company shall operate its business in the ordinary course consistent with past practices and not engage in any activity described in Paragraph 6J above, except as otherwise contemplated and permitted by the Company’s current business plan and budget approved by the Board of Directors. The Selling Stockholders will not cause or permit the Company or any of its Subsidiaries to engage in any practice, take any action, or enter into any transaction: (a) outside the ordinary course of business; or (b) of the sort described in Paragraph 6J above.

(iii) Preservation of Business. The Company and its Subsidiaries shall, and the Selling Stockholders will cause each of the Company and its Subsidiaries to, use commercially reasonable efforts to keep their business and properties substantially intact, including its present operations, physical facilities, working conditions, insurance policies, and relationships with lessors, licensors, suppliers, customers, and employees.

(iv) Third Party Consents and Approvals. The Company shall use reasonable best efforts to obtain all Third Party Approvals marked with an asterisk (*) on the Closing Condition Schedule and commercially reasonable efforts to get other Third Party Approvals required as a result of the consummation of the transactions contemplated hereby.

(v) Notice of Developments. The Company and the Selling Stockholders will give prompt written notice to the Investors of any material adverse development causing a breach of any of the representations and warranties in ARTICLE 6 above promptly after becoming aware of such material adverse development and the fact that such material adverse development would cause a breach of a representation and warranty in ARTICLE 6. No disclosure made pursuant to this Paragraph 9I(v) shall be deemed to amend or supplement the schedules attached hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

(vi) Access Rights. The Company and its Subsidiaries shall, and the Selling Stockholders shall cause the Company and its Subsidiaries to, cause each of their respective officers, employees, and agents to give the Investors and their representatives reasonable access, during normal business hours, to the premises, facilities, properties, employees, books, records (including tax records), contracts, and documents of the Company and its Subsidiaries as from time to time may be reasonably requested by the Investors.

(vii) Regulatory Filings. Each of the Investors and the Company shall make all applicable filings, notices, petitions, statements, registrations, submissions of information, applications or submissions of other documents required by any Governmental Entity in connection with the Investment Transaction and the transactions contemplated hereby, including, without limitation, the Notification and Report Forms with the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”) as required by the HSR Act (and each of the Investors and the Company shall use reasonable best efforts to file such forms as soon as practicable, and in no event later than five (5) business days following the execution and delivery of this Agreement).

(viii) Insurance. Prior to Closing, the Company will purchase directors and officers liability insurance with terms and conditions, including premiums and exclusions, that are approved by the Board of Directors. In furtherance of the foregoing, the Investors and the Selling Stockholders will cause their representatives on the Board of Directors to consider and approve a directors and officers liability insurance policy on terms available in the marketplace with coverage reasonably comparable to private companies of the approximate size and in businesses similar to the Company.

(ix) Company Disclosure Letter. The Company and the Selling Stockholders shall mutually deliver to the Investors the Company Disclosure Letter as soon as practicable but in any event within twenty (20) days after the date hereof. The Company and the Selling Stockholders shall cooperate with one another in the production of the Company Disclosure Letter. The Company shall accept for inclusion therein any disclosure that any Selling Stockholder feels is necessary to make the representation and warranty of such Selling Stockholder set forth in Paragraph 7F true and correct (with such modifications as the Company and the Selling Stockholders shall agree are necessary to make such disclosure factually accurate based on the information otherwise available to the Company with respect thereto).

ARTICLE 10

DEFINITIONS

For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Affiliated Group” means any affiliated group as defined in Code §1504 that has filed a consolidated return for federal income tax purposes (or any similar group under state, local or foreign Law) for a period during which the Company or any of its Subsidiaries was a member.

“Cash” means as of any date of determination, the sum of the Company’s and its consolidated Subsidiaries’ actual consolidated cash (bank) balances (net of any bank overdrafts), as adjusted for any deposits in transit, any outstanding checks and any other proper reconciling items, in each case as determined in accordance with GAAP.

“Code” means the Internal Revenue Code of 1986, as amended, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

“Company Intellectual Property Rights” means Intellectual Property owned by the Company or its Subsidiaries at any time prior to and through the Closing Date.

“Company Loss” means any Loss which the Company may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of any matter set forth in Paragraph 8B(i).

“Company Parties” means the Company and its Subsidiaries and each of its Affiliates, shareholders, officers, directors, employees, agents, representatives, successors and permitted assigns.

“Company Products” means the Company’s security solutions (e.g., Barracuda Spam & Virus Firewall, Barracuda Web Filter, Barracuda Web Application Firewall, Barracuda NG Firewall, Barracuda SSL VPN), Networking Solutions (e.g., Barracuda Load Balancer, Barracuda Link Balancer), data protection solutions (e.g., Barracuda Message Archiver, Barracuda Backup Service), and cloud services (Barracuda Web Security Flex, Barracuda Email Security Service).

“Confidential Information” means all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to the Company or any of its Subsidiaries or their business relations and or its business activities. The term “Confidential Information” shall not apply to any information, documents or materials which are, as shown by appropriate written evidence, in the public domain or, as shown by appropriate written evidence, shall come into the public domain, other than by reason of breach by the applicable party bound hereunder or its Affiliates.

“Equity Incentive Plan” means the Company’s 2004 Stock Option Plan, the Company’s 2012 Stock Option Plan, Purewire, Inc.’s 2008 Stock Incentive Plan and Restricted Stock Units issued by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force.

“Fully-Diluted Basis”„ means, as of the date of determination, all of the Company’s issued and outstanding Common Stock as of such date, assuming the exercise of all outstanding options, warrants, or other rights to acquire the Common Stock and the conversion of all outstanding convertible debt and equity securities and other instruments that are convertible into Common Stock (irrespective of whether (x) the holder of any such convertible, exchangeable or exercisable securities is entitled to convert, exchange or exercise such security as of such date, or (y) such security is “in the money” on such date).

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means (i) any federal, state, local, municipal, foreign or other government; (ii) any governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, entity or self-regulatory organization and any court or other tribunal); or (iii) any body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto.

“Indebtedness” means at any particular time, without duplication, (i) all indebtedness or other obligations of the Company and its Subsidiaries for borrowed money, whether current, short-term or long-term, secured or unsecured, (ii) all obligations of the Company and its Subsidiaries evidenced by any note, bond, debenture or other similar instrument or debt security, (iii) all indebtedness for the deferred purchase price of property or services with respect to which the Company or any of its Subsidiaries is liable, contingently or otherwise, as obligor or otherwise, which is not evidenced by a trade payable or other current liability, (iv) all obligations of the Company and its Subsidiaries under capitalized leases, (v) any indebtedness secured by a Lien on the assets of the Company or any of its Subsidiaries, and (vi) all guarantees by the Company or any of its Subsidiaries of the obligations of another Person; provided that trade payables incurred in the ordinary course of business and intra-company accounts shall not constitute “Indebtedness.”

“Intellectual Property” means any and all intellectual and proprietary rights, including any of the following: (i) patents and industrial designs (including utility model rights, design rights and industrial property rights), patent and industrial design applications, patent disclosures together with all reissues, continuations, continuations-in-part, revisions, divisionals, extensions, and reexaminations in connection therewith, (ii) internet domain names, trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) all Software, (vi) trade secrets and other Confidential Information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information).

“Investment” as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interests (including Stockholders interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

“Investor Parties” means the Investors and their Affiliates, partners, members, officers, directors, employees, agents, representatives, successors and assigns and the Company, to the extent so designated from time to time by the Investors.

“knowledge” means, when referring to the “knowledge of the Company” or any similar phrase or qualification based on knowledge of the Company, the actual knowledge of any of the Selling Stockholders and David Faugno.

“Law” means any federal, state, local, municipal or foreign statute, law, ordinance, regulation, rule, code, order, principle of common law or judgment enacted, promulgated, issued, enforced or entered by any Governmental Entity.

“Licenses” means all licenses, memberships, registrations, certifications, accreditations, permits, bonds, franchises, approvals, authorizations, consents or orders of, or filings with, any Governmental Entity, necessary for the Company’s and its Subsidiaries business as presently conducted. For the avoidance of doubt, the term “License” shall not include any license of Intellectual Property.

“Lien” or “Liens” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, any sale of receivables with recourse against the Company or any of its Subsidiaries, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute.

“Losses” means any loss, liability, cost, damage, fines, penalties, sanctions, deficiency, Tax, penalty, fine or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys’ fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing). For the avoidance of doubt, the preceding sentence shall include all Losses relating to United States economic sanctions and export control laws, orders and regulations, including those administered by Office of Foreign Asset Control, the United States Department of Commerce, and any related state or local laws.

“Material Adverse Effect” means any change, event, effect, occurrence, or development that, individually or in the aggregate with any such other changes, events, effects, occurrences or developments has had a material adverse effect upon the business, operations, assets, liabilities, financial condition or operating results of the Company and or its Subsidiaries taken as a whole; provided, however, that any adverse change, event or effect arising from or attributable to any of the following shall not be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur with respect to such entity: (i) conditions generally affecting the United States economy or generally affecting the industries in which the Company and or its Subsidiaries operate; (ii) any natural disasters or any national or international political or social conditions, including terrorism or the engagement by the United State in hostilities or acts of war; (iii) any changes in financial, banking or securities markets and any changes in interest rates (including any disruption thereof, or the decline in the price of any security or any market index); (iv) changes in any Laws, (v) the negotiation, entry into, announcement or performance of this Agreement and all of the agreements and instruments contemplated hereby to which the Company is a party (including compliance with the covenants set forth herein, and any action taken or omitted to be taken at the request of the Investors) or the taking of any action contemplated hereby or thereby; or (vi) the resignation of Mr. Drako pursuant to the Separation Agreement; provided, however, that the exclusions in clauses (i), (ii) and (iii) above shall be inapplicable to the extent that such events, conditions or events impact the Company and its Subsidiaries in a manner that is materially disproportionate relative to other Persons engaged in similar commercial activities, in similar geographic areas, as the Company and its Subsidiaries.

“Net Working Capital” means, as of immediately following the Closing and taking into account all payments to be made at or in connection with the Closing, the excess of the Stockholders’s total current assets as of such date (excluding any restricted cash balances) over the Stockholders’s total current liabilities as of such date, in each case as determined on a consolidated basis in accordance with

GAAP. In determining total current assets and total current liabilities hereunder, (i) all accounting entries shall be taken into account regardless of their amount and all errors and omissions shall be corrected, (ii) all proper adjustments in accordance with GAAP shall be made and (iii) all appropriate reserves as determined in accordance with GAAP shall be included.

“Object Code” means computer software code, substantially or entirely in binary form, which is intended to be directly executable by a computer after suitable processing and linking but without the intervening steps of compilation or assembly.

“Option” means an option to purchase Common Stock (or a grant of restricted shares of Common Stock subject to vesting), and where referred to as a number of Options means the number of shares subject to such Option or the number of restricted shares granted, as applicable.

“Permitted Encumbrances” shall mean (i) statutory liens for current Taxes or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings by the Company (or its Subsidiaries) and for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics’, carriers’, workers’, repairers’ and similar statutory liens arising or incurred in the ordinary course of business for amounts which are not delinquent and which are not, individually or in the aggregate, significant; (iii) zoning, entitlement, building and other land use regulations imposed by Governmental Entities having jurisdiction over the Leased Real Property which are not violated by the current use and operation of the Leased Real Property; (iv) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the Leased Real Property which do not materially impair the occupancy or use of the Leased Real Property for the purposes for which it is currently used in connection with the Company’s or any of its Subsidiaries’ business; (v) any interest or title of a lessor or sublessor under any lease of real estate (and any Liens created by such lessor or sublessor on such party’s leasehold); (vi) licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business not materially detracting from the value of the business of the Company and or its Subsidiaries; (vii) any interest or title of a licensor under any license entered into in the ordinary course of business and covering only the assets licensed; (viii) purchase money Liens and Liens securing payments under capital lease arrangements; and (ix) Liens securing indebtedness or liabilities that are reflected in the Financial Statements or incurred in the ordinary course of business since the date of the Latest Balance Sheet.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Entity.

“Restricted Securities” means (i) the Series B Preferred issued hereunder, (ii) the Common Stock issued upon conversion of the Preferred Stock, (iii) any other securities of the Company held by any of the Parties as of the Closing Date and (iv) any securities issued or exchanged with respect to the securities referred to in clauses (i), (ii) and (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144 under the Securities Act or (c) otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Paragraph 8H have been delivered by the Company in accordance with Paragraph 12C(v). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new certificates representing such securities of like tenor not bearing a Securities Act legend of the character set forth in Paragraph 8H.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force.

“Sequoia Capital” means Sequoia Capital Franchise Partners, Sequoia Capital Franchise Fund, Sequoia Capital Growth Fund III, Sequoia Capital Growth Partners III and Sequoia Capital Growth III Principals Fund.

“Software” means any and all (i) computer programs, operating systems, applications systems, interfaces, firmware or software code of any nature, whether operational, under development or inactive, including all Object Code, Source Code, rules, definitions, models and methodologies derived from the foregoing and any derivations, updates, enhancements and customization of any of the foregoing, whether in machine-readable form or otherwise and irrespective of the programming language, and whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media of any nature; (ii) databases and compilations, including any and all data and collections of data whether machine readable or otherwise; (iii) diagrams, descriptions, schematics, flow-charts and other work product used to design, plan, organize and develop any of the foregoing; and (iv) all documentation, including user documentation, user manuals and training materials relating to any of the foregoing.

“Source Code” means human-readable computer software code, in a form other than Object Code form or machine-readable form, including related programmer comments and annotations, help text, data and data structures, object-oriented and other code, which may be printed out or displayed in human-readable form.

“Subject Business” means the Company’s core SMB and Enterprise focused products, including physical appliance, virtual appliance, and cloud versions of: (a) Spam & Virus Firewall, Web Filter, Web Application Firewall, NG Firewall; (b) Load Balancer; and (c) Message Archiver and Backup Service.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, Stockholders or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of the limited liability company, partnership, association or other business entity gains or losses or shall be or control each managing member, managing director or general partner of such limited liability company, partnership, association or other business entity. Notwithstanding anything to the contrary herein, for the purposes of this Agreement, the following entities shall not be Subsidiaries: (i) Barracuda Network AG, an entity formed under the laws of Austria, and formerly known as Phion AG, and its respective Subsidiaries (ii) Third Iris Corporation, an entity formed under the laws of the Cayman Islands, and its respective Subsidiaries and (iii) Nutshell, Inc, a Delaware corporation.

“Tax” or “Taxes” means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

“Tax Return” means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

“Transaction Agreements” means this Agreement, the Certificate of Incorporation, Voting Agreement, Investors’ Rights Agreement, ROFR Agreement, Management Rights Agreements, and Director Indemnification Agreements.

“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

ARTICLE 11

TERMINATION

11A.	Termination

Except as provided in Paragraph 11A hereof, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing:

(i) By written consent of the Company, each of the Investors and each of the Selling Stockholders; or

(ii) By the Company or the Investors if the Closing Date shall not have occurred by October 1, 2012 (the “End Date”); provided, however, that in the event that the Internal Investigation Report is not delivered to the Investors on or prior to September 21, 2012, the End Date shall automatically be extended to the date which is ten (10) business days after the Internal Investigation Report is delivered to the Investors; and provided, further, that the right to terminate this Agreement under this Paragraph 11A shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of this Agreement; or

(iii) By the Investors, within five (5) business days from the receipt by the Investors of the Company Disclosure Letter, in the event the Company Disclosure Letter discloses any events, occurrences, conditions, facts or circumstances (x) not actually known by the Investors on the date hereof, and (y) which, in the good faith discretion of the Investors, subjects the Company to, or could reasonably be expected to subject the Company to, any material Loss or could reasonably be expected to materially impair the Company’s business, assets, properties, financial condition or prospects.

(iv) By the Investors, in their sole discretion, within five (5) business days from the receipt by the Investors of the Internal Investigation Report.

11B.	Effect of Termination

In the event of termination of this Agreement by any Party as provided above, this Agreement shall forthwith become void and of no further force and effect without any liability on the part of any Party hereto, and all rights and obligations of any Party hereto shall cease, except that Paragraphs 9E, 9F and 11B and ARTICLE 12 shall survive such termination indefinitely.

ARTICLE 12

MISCELLANEOUS

12A.	Fees and Expenses

The Investors shall pay all of their own costs, fees and expenses incurred by the Investors in connection with this Agreement and the consummation (or the preparation for the consummation) of the transactions contemplated hereby (including fees and expenses of legal counsel, accountants and other representatives and consultants) (collectively referred to herein as “Investor Expenses”); provided that if the Closing is effected, the Company shall pay the documented, third party Investor Expenses. The Selling Stockholders shall be solely responsible for and shall pay all of the costs, fees and expenses incurred by the Selling Stockholders in connection with this Agreement and the consummation (or the preparation for the consummation) of the transactions contemplated hereby (including fees and expenses of legal counsel) (collectively, referred to herein as “Selling Stockholder Expenses”); provided that if the Closing is effected, the Company shall pay the documented, third party Selling Stockholder Expenses.

12B.	Remedies

(i) Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter.

12C.	Consent to Amendments

This Agreement may be amended or modified only with the written consent of the Company, the Selling Stockholders and the Investors. Any provision of this Agreement for the benefit of a Party may be waived in a writing executed by such Party and referring specifically to the provision being waived. No course of dealing between or among the Parties shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement.

12D.	Successors and Assigns

. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Company or the Selling Stockholders, without the prior written consent of the Investors. The rights of each Investor pursuant to this Agreement may be assigned only in connection with, and in proportion to, the transfer by such Investor of shares of Preferred Stock.

12E.	Severability

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12F.	Counterparts

This Agreement may be executed simultaneously in counterparts (including by means of telecopied or electronically transmitted signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

12G.	Descriptive Headings; Interpretation

The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any schedule or exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word “including” herein shall mean “including without limitation.” The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant. Any reference to the masculine, feminine or neuter gender shall be deemed to include any gender or all three as appropriate.

12H.	Entire Agreement

This Agreement and the schedules attached hereto taken together with the other Transaction Agreements contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings (including that certain term sheet, dated March 23, 2012, by and between Francisco Partners III, L.P. and the Selling Stockholders), whether written or oral, relating to such subject matter in any way.

12I.	No Third-Party Beneficiaries

This Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such successors and permitted assigns, any legal or equitable rights hereunder.

12J.	Governing Law

(i) All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the schedules and exhibits attached hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits attached hereto), even though under that jurisdiction’s choice of law or conflict of laws analysis, the substantive law of some other jurisdiction would ordinarily apply.

(ii) Notwithstanding anything herein to the contrary, the Selling Stockholders hereto acknowledge and irrevocably agree (i) that any lawsuit, claim, complaint, or action, whether in law or in equity, whether in contract or in tort or otherwise (an “Action”), involving a Selling Stockholder arising out of, or relating to, the Restrictive Covenants shall be subject to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware, and any appellate court thereof and each Selling Stockholder hereto submits for himself and his property with respect to any such Action to the exclusive jurisdiction of such court, (ii) not to bring or permit any of his Affiliates to bring or support anyone else in bringing any such Action in any court, other than the applicable courts specified in the preceding subclause (i), (iii) that service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided herein shall be effective service of process against them for any such Action brought in any such court, (iv) to waive and hereby waive, to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Action in any such court, and (v) to waive and hereby waive any right to trial by jury in respect of any such Action.

12K.	Notices

All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one (1) day after being sent to the recipient by reputable overnight courier service (charges prepaid), upon machine-generated acknowledgment of receipt after transmittal by facsimile or five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company at the address indicated below, to the Investors at the addresses indicated on the Schedule of Investors attached hereto and to the Selling Stockholders at the addresses indicated on the Schedule of Selling Stockholders attached hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

The Company:

Barracuda Networks, Inc.

3175 Winchester Blvd.

Campbell, California 95008

Attention: David Faugno

Telephone: (408)342-5400

Facsimile: (408)342-1061

Email: dfaugno@barracuda.com

with a copy to:

(which shall not constitute notice)

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention: Steven E. Bochner

                 Michael S. Ringler

                 Mark B. Baudler

Facsimile: (650) 493-6811

Email: mbaudler@wsgr.com

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Paragraph 12O if sent with return receipt requested to the electronic mail address specified by the receiving party in a signed writing in a nonelectronic form. Electronic Notice shall be deemed received at the time the party sending the Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper in nonelectronic form (“Nonelectronic Notice”), which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

12L.	No Strict Construction

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

12M.	California Corporate Securities Law

THE SALE OF THE PREFERRED STOCK HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

12N.	Waiver of Potential Conflicts of Interest

Each of the Investors and the Company acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) may have represented and may currently represent certain of the Investors. In the course of such representation, WSGR may have come into possession of confidential information relating to such Investors. Each of the Investors and the Company acknowledges that WSGR is representing only the Company in this transaction. Pursuant to Rule 3-310 of the Rules of Professional Conduct promulgated by the State Bar of California, an attorney must avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each of the Investors and the Company hereby waives any actual or potential conflict of interest which may arise as a result of WSGR’s representation of such persons and entities and WSGR’s possession of such confidential information. Each of the Investors and the Company represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.

12O.	Waiver of All Rights

Each of the Investors and the Selling Stockholders, in his or its capacity as a stockholder of the Company, hereby consents to the Investment Transaction and the Repurchase Transaction and irrevocably waives all rights such Person may have to participate in the Investment Transaction or the Repurchase Transaction, except as expressly provided herein. Such waiver includes, without limitation, any preemptive rights such Person may have pursuant to Section 4 of the Investors Rights Agreement and any purchase rights such Person may have pursuant to Sections 2.3 of the ROFR Agreement.

*        *        *         *        *

IN WITNESS WHEREOF, the Parties hereto have executed this Recapitalization Agreement on the date first written above.

BARRACUDA NETWORKS, INC.:

By:	David Faugno, CFO
Its:	/s/ David Faugno

SELLING STOCKHOLDERS

By:	Dean M. Drako

By:	Dean M. Drako Living Trust

By:
Its:

By:	Michael Perone

By:	Zachary Levow

[Signature Page to Recapitalization Agreement]

SELLING STOCKHOLDERS

By:	Dean M. Drako

/s/ Dean Drako

By:	Dean M. Drako Living Trust

By:	/s/ Dean Drako
Its:

[Signature Page to Recapitalization Agreement]

SELLING STOCKHOLDERS

By:	Zachary Levow

/s/ Zachary Levow

[Signature Page to Recapitalization Agreement]

SELLING STOCKHOLDERS

By:	Michael Perone

/s/ Michael Perone

[Signature Page to Recapitalization Agreement]

INVESTORS:

SEQUOIA CAPITAL FRANCHISE FUND SEQUOIA CAPITAL FRANCHISE PARTNERS

By:	SCFF Management, LLC a Delaware Limited Liability Company General Partner of Each

By:	/s/ Jim Goetz
Its:	Managing Member

SEQUOIA CAPITAL GROWTH FUND III SEQUOIA CAPITAL GROWTH PARTNERS III
SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND

By:	SCGF III Management, LLC a Delaware Limited Liability Company General Partner of Each

By:	/s/ Jim Goetz
Its:	Managing Member

[Signature Page to Recapitalization Agreement]

INVESTORS:

FRANCISCO PARTNERS, L.P.

By:	Francisco Partners GP, LLC
Its:	General Partner

By:	/s/ David R. Golob
Its:	Authorized Representative

FRANCISCO PARTNERS FUND A, L.P.

By:	Francisco Partners GP, LLC
Its:	General Partner

By:	/s/ David R. Golob
Its:	Authorized Representative

FRANCISCO PARTNERS III, L.P.

By:	Francisco Partners GP III, L.P.
Its:	General Partner

By:	Francisco Partners GP III Management, LLC
Its:	General Partner

By:	/s/ David R. Golob
Its:	Manager

FRANCISCO PARTNERS PARALLEL FUND III, L.P.

By:	Francisco Partners GP III, L.P.
Its:	General Partner

By:	Francisco Partners GP III Management, LLC
Its:	General Partner

By:	/s/ David R. Golob
Its:	Manager

[Signature Page to Recapitalization Agreement]

Dividend Schedule

Name	Common Shares	Preferred Shares	Total Shares Available for Dividend	Dividend
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
David Faugno	2,019,704.00	0.00	2,019,704.00	$1,931,836.05
[***]	[***]	[***]	[***]	[***]
Dean Drako	15,969,524.00	0.00	15,969,524.00	$15,274,764.05
[***]	[***]	[***]	[***]	[***]
Dean M. Drako Living Trust	15,969,529.00	0.00	15,969,529.00	$15,274,768.83
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Donna Drako	75,000.00	0.00	75,000.00	$71,737.10
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Name	Common Shares	Preferred Shares	Total Shares Available for Dividend	Dividend
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
FP Annual Fund Investors, LLC	2,165.00	0.00	2,165.00	$2,070.82
Francisco Partners Fund A, L.P.	16,886.00	0.00	16,886.00	$16,151.37
Francisco Partners, L.P.	3,429,224.00	0.00	3,429,224.00	$3,280,034.37
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Gordon Stitt	150,000.00	0.00	150,000.00	$143,474.20
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Jeffrey Allen	360,000.00	0.00	360,000.00	$344,338.07
Jeffry and Teri Allen Revocable Trust--Dated January 29, 2002	194,805.00	0.00	194,805.00	$186,329.94
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Name	Common Shares	Preferred Shares	Total Shares Available for Dividend	Dividend
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Michael Perone	22,434,356.00	0.00	22,434,356.00	$21,458,341.18
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Sequoia Capital Franchise Fund	900,000.00	0.00	900,000.00	$860,845.18
Sequoia Capital Franchise Partners	122,730.00	0.00	122,730.00	$117,390.59
Sequoia Capital Growth Fund III	2,887,464.00	0.00	2,887,464.00	$2,761,843.83
Sequoia Capital Growth III
Principals Fund	149,115.00	0.00	149,115.00	$142,627.70
Sequoia Capital Growth Partners III	31,602.00	0.00	31,602.00	$30,227.15
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
The Holly Levow 2010 Grantor Retained Annuity Trust	1,500,000.00	0.00	1,500,000.00	$1,434,741.96
The Michael Perone 2010 Four Year Grantor Retained Annuity Trust	1,402,147.00	0.00	1,402,147.00	$1,341,146.09
The Michael Perone 2010 Three Year Grantor Retained Annuity Trust	1,402,147.00	0.00	1,402,147.00	$1,341,146.09
The Michelle Perone 2010 Four Year Grantor Retained Annuity Trust	1,402,147.00	0.00	1,402,147.00	$1,341,146.09

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Name	Common Shares	Preferred Shares	Total Shares Available for Dividend	Dividend
The Michelle Perone 2010 Three Year Grantor Retained Annuity Trust	1,402,147.00	0.00	1,402,147.00	$1,341,146.09
The Zach Levow 2010 Grantor Retained Annuity Trust	1,500,000.00	0.00	1,500,000.00	$1,434,741.96
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Zachary Levow	25,042,944.00	0.00	25,042,944.00	$23,953,441.61
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
FP Annual Fund Investors, LLC	0.00	14,118.00	14,118.00	$13,503.80
Francisco Partners Fund A, L.P.	0.00	92,268.00	92,268.00	$88,253.85
Francisco Partners, L.P.	0.00	18,737,835.00	18,737,835.00	$17,922,638.67
Sequoia Capital Franchise Fund	0.00	2,487,438.00	2,487,438.00	$2,379,221.11
Sequoia Capital Franchise Partners	0.00	339,195.00	339,195.00	$324,438.20
Sequoia Capital Growth Fund III	0.00	7,999,938.00	7,999,938.00	$7,651,897.79
Sequoia Capital Growth III Principals Fund	0.00	391,770.00	391,770.00	$374,725.91
Sequoia Capital Growth Partners III	0.00	88,191.00	88,191.00	$84,354.22

	105,762,189.00	30,150,753.00	135,912,942.00	$130,000,000.95

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF INVESTORS

Investor	Shares of Series B Preferred to be Purchased	Total Investment in Series B Preferred Stock
Francisco Partners III, L.P.	14,048,028.00	$78,963,145.72
Francisco Partners Parallel Fund III, L.P.	156,918.00	$882,026.93
Sequoia Capital Growth III Principals Fund*	92,040.00	$517,351.47
Sequoia Capital Growth Partners III*	20,384.00	$114,577.28
Sequoia Capital Growth Fund III**	7,755,512.00	$43,593,280.44
Sequoia Capital Franchise Partners*	78,604.00	$441,828.50
Sequoia Capital Franchise Fund*	576,427.00	$3,240,062.54

*	In the event that the amount of the Dividend paid to this Investor is less than the amount of the aggregate Preferred Stock Purchase Price to be paid by this Investor pursuant to this Schedule, (x) the number of shares of Series B Preferred Stock to be purchased by this Investor at the Closing shall be reduced to the maximum whole number of shares which can be purchased by this Investor using the entire amount of the Dividend paid to this Investor and (y) the aggregate Preferred Stock Purchase Price to be paid by this Investor reduced to reflect such lesser number of shares of Series B Preferred Stock purchased.

**	In the event that the number of shares of Series B Preferred Stock to be purchased by other funds managed by Sequoia Capital are reduced at the Closing pursuant to this Schedule, (x) the number of shares of Series B Preferred Stock to be purchased by this Investor at the Closing shall be increased by the number of shares so reduced and (y) the aggregate Preferred Stock Purchase Price to be paid by this Investor increased to reflect such greater number of shares of Series B Preferred Stock purchased.

c/o Francisco Partners

One Letterman Drive

Building C

Suite 410

San Francisco, CA 94129

Attention: David Golob

Telephone: (415) 418-2900

Facsimile: (415) 418-2999

Email: golob@franciscopartners.com

c/o Sequoia Capital

3000 Sand Hill Road

Building 4, Suite 180

Menlo Park, CA 94025

Attention: Jim Goetz

Telephone: (650) 854-3927

Telecopy: (650) 854-2977

Email: goetz@sequoiacap.com

with a copy to:

(which shall not constitute notice to such Investors)

Kirkland & Ellis LLP

Page Mill Road

Palo Alto, CA 94304

Attention: Adam D. Phillips

Telephone: (650) 859-7050

Telecopy: (650) 859-7500

Email: aphillips@kirkland.com

SCHEDULE OF SELLING STOCKHOLDERS

Selling Stockholder	Shares of Common Stock to be Repurchased	Repurchase Transaction Proceeds	Indemnity Percentage
Dean M. Drako	2,250,000.00	$12,647,118.72	9.9%
Dean M. Drako Living Trust	2,250,000.00	$12,647,118.72	9.9%
Michael Perone	1,402,147.00	$7,881,386.48	6.2%
Zachary Levow	16,825,766.00	$94,576,648.94	74.0%
Total:	22,727,913.00	$127,752,272.86	100.00%